As Filed with the U.S. Securities and Exchange Commission on March 18, 2015
1933 Act File No. 033-19589
1940 Act File No. 811-05447

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
__________________
FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 70 ☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 72 ☒
(Check appropriate box or boxes.)

__________________
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC. (Exact Name of Registrant as Specified in Charter)
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4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices) (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575
CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: March 19, 2015

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 19, 2015 at 8:30 AM (Central) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

March 19, 2015

American Century Investments
Prospectus

NT Disciplined Growth
Investor Class ( ANTDX )
Institutional Class ( ANDGX )

The fund is available for purchase only by funds advised by American Century Investments. The fund is closed to other investors.

The Securities and Exchange Commission has
not approved or disapproved these securities or
passed upon the adequacy of this prospectus. Any
representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Objectives, Strategies and Risks	4
Management	6
Investing with American Century Investments	8
Share Price and Distributions	9
Taxes	11
Multiple Class Information	12

©2015 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional
Management Fee	1.02%	0.82%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.03%	0.83%

[1]	Other expenses are based on estimated amounts for the current fiscal year.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$105	$328
Institutional Class	$85	$265
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is new, the fund’s portfolio turnover rate is not available.
Principal Investment Strategies
In selecting stocks for the fund, the portfolio managers initially identify an eligible universe of growth stocks then use quantitative management techniques in a two-step process. First, the managers rank stocks, primarily large capitalization, publicly traded U.S. companies with a market capitalization greater than $2 billion, from most attractive to least attractive based on an objective set of measures, including valuation, quality, growth, and sentiment. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark, the Russell 1000 ® Growth Index, without taking on significant additional risk.
The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.
The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for tobacco industry.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.

Principal Risks

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Investment Process Risk – Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the Russell 1000® Growth Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•
Growth Stocks  – Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.

•	Tobacco Exclusion – The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.

•
Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015.
Lynette Pang, CFA, Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015.
Purchase and Sale of Fund Shares
The fund is available for purchase only by funds advised by American Century Investments. The fund does not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks long-term capital growth.
The fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Directors without shareholder approval upon 60 days’ notice to shareholders.
What are the fund’s principal investment strategies?
The fund invests primarily in large capitalization, publicly traded U.S. companies that have a market capitalization greater than $2 billion.
To select stocks for purchase, the portfolio managers initially identify an eligible universe of growth stocks, primarily stock of companies that, at the time of investment, are included in the companies comprising the Russell 3000® Growth Index. The portfolio managers then use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. These measures can generally be classified into four major categories: valuation, quality, growth, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure growth, the managers may use the rate of growth of a company’s earnings, as well as other factors. To measure sentiment, the managers may use factors such as historical stock returns, share volume and options data, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.
In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark, the Russell 1000® Growth Index, without taking on significant additional risk.
The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;

•	a stock’s risk characteristics outweigh its return opportunity; or

•	specific events alter a stock’s prospects.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in equity securities regardless of the movement of stock prices generally.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

What are the principal risks of investing in the fund?
Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.
The fund’s performance will be tied to the performance of its benchmark, the Russell 1000® Growth Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.
Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized. If the portfolio manager’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the price of the company’s stock may fall or fail to reach the value the managers have placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.
The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.
The value of the fund’s shares may fluctuate significantly in the short term.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder ( including a fund of funds ) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management
Who manages the fund?
The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.
The Board of Directors
The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940.
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The management fee is calculated daily and paid monthly in arrears. Out of the fund’s fee, the advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.
The percentage rate used to calculate the management fee for each class of shares of the fund is determined daily using a two-component formula that takes into account (i) the daily net assets of the accounts managed by the advisor that are in the same broad investment category as the fund (the Category Fee) and (ii) the assets of all funds in the American Century Investments family of funds (the Complex Fee). The statement of additional information contains detailed information about the calculation of the management fee.
The fund will pay the advisor a unified management fee calculated by adding the appropriate Investment Category and Complex Fees from the following schedules:

Investment Category Fee Schedule
Category Assets	Fee Rate
First $1 billion	0.8700%
Next $5 billion	0.8100%
Next $15 billion	0.7660%
Next $25 billion	0.7190%
Next $50 billion	0.6920%
Next $150 billion	0.6890%
Thereafter	0.6880%

Complex Fee Schedule
Complex Assets	Investor Class Fee Rate	Institutional Class Fee Rate
First $2.5 billion	0.3100%	0.1100%
Next $7.5 billion	0.3000%	0.1000%
Next $15 billion	0.2985%	0.0985%
Next $25 billion	0.2970%	0.0970%
Next $25 billion	0.2870%	0.0870%
Next $25 billion	0.2800%	0.0800%
Next $25 billion	0.2700%	0.0700%
Next $25 billion	0.2650%	0.0650%
Next $25 billion	0.2600%	0.0600%
Next $25 billion	0.2550%	0.0550%
Thereafter	0.2500%	0.0500%
A discussion regarding the basis for the Board of Directors approval of the fund’s investment advisory agreement with the advisor will be available in the fund’s annual report to shareholders dated June 30, 2015.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
William Martin
Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois. He is a CFA charterholder.
Lynette Pang
Ms. Pang, Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015. She joined American Century Investments in 1997 and became a portfolio manager in 2006. She has a bachelor’s degree in agricultural and managerial economics from the University of California, Davis. She is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fundamental Investment Policies
Fundamental investment policies contained in the statement of additional information may not be changed without shareholder approval. The Board of Directors and/or the advisor may change any other policies and investment strategies, including the fund’s investment objective.

Investing with American Century Investments
Purchase of Fund Shares
The fund’s shares are available for purchase only by funds advised by American Century Investments. Transactions involving fund shares are effected using systems and procedures internal to American Century Investments. The fund does not have a minimum purchase amount.
Redemptions
Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.
However, we reserve the right to delay delivery of redemption proceeds up to seven days. In addition, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section.
Special Requirements for Large Redemptions
If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. The portfolio managers would select these securities from the fund’s portfolio.
We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.
Frequent Trading Practices
Frequent trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of frequent trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by frequent trading if the additional trading costs are significant.
Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, imposing redemption fees on certain funds, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.
Because the fund is available for purchase only by funds advised by American Century Investments, we have determined that it is not necessary to monitor trading activity in the fund. Purchases and redemptions of shares by funds of funds are not subject to the frequent trading limitations under American Century Investments’ abusive trading policies and procedures.
Right to Change Policies
We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. We also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions
Share Price
American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the fund’s assets attributable to the class, minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.
If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;

•	a debt security has been declared in default; or

•	trading in a security has been halted during the trading day.
If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.
With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies), the fund’s NAV will be calculated based upon the NAVs of such registered investment companies. These registered investment companies are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.

Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stock, from the time the assets are purchased.
The fund generally expects to pay distributions of substantially all of its income, if any, on a semiannual basis in June and December. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue code provisions.
You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.
The fund may only be purchased by funds advised by American Century Investments. We generally reinvest all distributions unless otherwise elected.

Taxes
Some of the tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by the fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period.
The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your redemptions, including exchanges to other American Century Investments funds, are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.
The risk in buying a dividend is that the fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.
Multiple Class Information
The fund offers multiple classes of shares, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.
Because the fund’s shares are available for purchase only by other funds advised by American Century Investments (funds of funds), the fund’s arrangements for shareholder and distribution services take into account the varying levels of services required by shareholders of different classes of the funds of funds. For example, the Institutional Class and R6 Class shareholders of the funds of funds do not require the same level of shareholder and administrative services from the advisor as shareholders of the other classes. In addition, American Century does not pay any service, distribution or administrative fees to financial intermediaries for R6 Class shares. As a result, the advisor is able to charge lower fees in connection with servicing these investors. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between these classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; and (d) each class may have different exchange privileges.

NOTES

NOTES

Where to Find More Information

Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the address or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Fund Reference	Fund Code
NT Disciplined Growth Fund
Investor Class	576
Institutional Class	1176

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments
americancentury.com

P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

Investment Company Act File No. 811-5447

CL-PRS-84576   1503

March 19, 2015

American Century Investments
Statement of Additional Information

American Century Quantitative Equity Funds, Inc.

Core Equity Plus Fund
Investor Class (ACPVX)
Institutional Class (ACPKX)
A Class (ACPQX)
C Class (ACPHX)
R Class (ACPWX)

Disciplined Growth Fund
Investor Class (ADSIX)
Institutional Class (ADCIX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)

Disciplined Growth Plus Fund
Investor Class (ACDJX)
Institutional Class (ACDKX)
A Class (ACDQX)
C Class (ACDHX)
R Class (ACDWX)

Emerging Markets Value Fund
Investor Class (AEVVX)
Institutional Class (AEVNX)
A Class (AEVLX)
C Class (AEVTX)
R Class (AEVRX)

Equity Growth Fund
Investor Class (BEQGX)
Institutional Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)

Equity Market Neutral Fund
Investor Class (ALHIX)
Institutional Class (ALISX)
A Class (ALIAX)
C Class (ALICX)
R Class (ALIRX)

Global Gold Fund
Investor Class (BGEIX)
Institutional Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Income & Growth Fund
Investor Class (BIGRX)
Institutional Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)

International Core Equity Fund
Investor Class (ACIMX)
Institutional Class (ACIUX)
A Class (ACIQX)
C Class (ACIKX)
R Class (ACIRX)

NT Core Equity Plus Fund
Institutional Class (ACNKX)

NT Disciplined Growth Fund
Investor Class (ANTDX)
Institutional Class (ANDGX)

NT Equity Growth Fund
Institutional Class (ACLEX)

NT Small Company Fund
Institutional Class (ACLOX)

Small Company Fund
Investor Class (ASQIX)
Institutional Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)

Strategic Inflation
Opportunities Fund
Investor Class (ASIOX)
Institutional Class (ASINX)
A Class (ASIDX)
C Class (ASIZX)
R Class (ASIUX)

Utilities Fund
Investor Class (BULIX)

This statement of additional information adds to the discussion in the funds’ prospectuses dated November 1, 2014, and March 19, 2015, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at the address or telephone numbers listed on the back cover or visit American Century Investments’ website at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the funds’ annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual and semiannual reports by calling 1-800-345-2021.

© 2015 American Century Proprietary Holdings, Inc. All rights reserved.

Table of Contents

The Funds’ History	2
Fund Investment Guidelines	4
Disciplined Growth, Emerging Markets Value, Equity Growth, Income & Growth, International Core Equity, NT Equity Growth, NT Disciplined Growth, NT Small Company and Small Company	4
Equity Market Neutral	5
Global Gold	5
Utilities	6
Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus	6
Strategic Inflation Opportunities	7
Fund Investments and Risks	7
Investment Strategies and Risks	7
Investment Policies	27
Portfolio Turnover	28
Disclosure of Portfolio Holdings	29
Management	33
Board of Directors	33
Officers	38
Code of Ethics	38
Proxy Voting Policies	38
The Funds’ Principal Shareholders	40
Service Providers	40
Investment Advisor	40
Portfolio Managers	44
Transfer Agent and Administrator	48
Sub-Administrator	48
Distributor	48
Custodian Bank	49
Independent Registered Public Accounting Firm	49
Brokerage Allocation	49
Regular Broker-Dealers	51
Information About Fund Shares	52
Multiple Class Structure	52
Valuation of a Fund’s Securities	54
Taxes	55
Federal Income Taxes	55
State and Local Taxes	57
Financial Statements	57

Appendix A – Principal Shareholders	A-1
Appendix B – Sales Charges and Payments to Dealers	B-1
Appendix C – Buying and Selling Fund Shares	C-1
Appendix D – Explanation of Fixed-Income Securities Ratings	D-1

The Funds’ History
American Century Quantitative Equity Funds, Inc. is a registered open-end management investment company organized as a Maryland corporation. It is the successor in interest to American Century Quantitative Equity Funds, originally organized as a California corporation named Benham Equities, Inc. on December 31, 1987. From August 18, 1988, to January 1, 1997, it was known as Benham Equity Funds. Throughout the statement of additional information, we refer to American Century Quantitative Equity Funds, Inc. as the corporation. Prior to January 1, 2007, each fund, except for International Core Equity, had a fiscal year ended December 31. Beginning on January 1, 2007, each fund with a fiscal year ended December 31 changed its fiscal year end to June 30.
Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.
Effective June 30, 2008, Long-Short Equity Fund was renamed Long-Short Market Neutral Fund. Effective November 1, 2010, Long-Short Market Neutral Fund was renamed Equity Market Neutral Fund. Effective October 31, 2011, Disciplined Growth 130/30 Fund was renamed Disciplined Growth Plus Fund and Equity Growth 130/30 Fund was renamed Core Equity Plus Fund.

Fund/Class	Ticker Symbol	Inception Date
Core Equity Plus
Investor Class	ACPVX	10/31/2011
Institutional Class	ACPKX	10/31/2011
A Class	ACPQX	10/31/2011
C Class	ACPHX	10/31/2011
R Class	ACPWX	10/31/2011
Disciplined Growth
Investor Class	ADSIX	09/30/2005
Institutional Class	ADCIX	09/30/2005
A Class	ADCVX	09/30/2005
C Class	ADCCX	09/28/2007
R Class	ADRRX	09/30/2005
Disciplined Growth Plus
Investor Class	ACDJX	10/31/2011
Institutional Class	ACDKX	10/31/2011
A Class	ACDQX	10/31/2011
C Class	ACDHX	10/31/2011
R Class	ACDWX	10/31/2011
Emerging Markets Value
Investor Class	AEVVX	10/31/2013
Institutional Class	AEVNX	10/31/2013
A Class	AEVLX	10/31/2013
C Class	AEVTX	10/31/2013
R Class	AEVRX	10/31/2013
Equity Growth
Investor Class	BEQGX	05/09/1991
Institutional Class	AMEIX	01/02/1998
A Class	BEQAX	10/09/1997
C Class	AEYCX	07/18/2001
R Class	AEYRX	07/29/2005

Fund/Class	Ticker Symbol	Inception Date
Equity Market Neutral
Investor Class	ALHIX	09/30/2005
Institutional Class	ALISX	09/30/2005
A Class	ALIAX	09/30/2005
C Class	ALICX	09/30/2005
R Class	ALIRX	09/30/2005
Global Gold
Investor Class	BGEIX	08/17/1988
Institutional Class	AGGNX	09/28/2007
A Class	ACGGX	05/06/1998
C Class	AGYCX	09/28/2007
R Class	AGGWX	09/28/2007
Income & Growth
Investor Class	BIGRX	12/17/1990
Institutional Class	AMGIX	01/28/1998
A Class	AMADX	12/15/1997
C Class	ACGCX	06/28/2001
R Class	AICRX	08/29/2003
International Core Equity
Investor Class	ACIMX	11/30/2006
Institutional Class	ACIUX	11/30/2006
A Class	ACIQX	11/30/2006
C Class	ACIKX	11/30/2006
R Class	ACIRX	11/30/2006
NT Core Equity Plus
Institutional Class	ACNKX	12/01/2011
NT Disciplined Growth
Investor Class	ANTDX	03/19/2015
Institutional Class	ANDGX	03/19/2015
NT Equity Growth
Institutional Class	ACLEX	05/12/2006
NT Small Company
Institutional Class	ACLOX	05/12/2006
Small Company
Investor Class	ASQIX	07/31/1998
Institutional Class	ASCQX	10/01/1999
A Class	ASQAX	09/07/2000
C Class	ASQCX	03/01/2010
R Class	ASCRX	08/29/2003
Strategic Inflation Opportunities
Investor Class	ASIOX	04/30/2010
Institutional Class	ASINX	04/30/2010
A Class	ASIDX	04/30/2010
C Class	ASIZX	04/30/2010
R Class	ASIUX	04/30/2010
Utilities
Investor Class	BULIX	03/01/1993

Fund Investment Guidelines
This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM), can use various investment vehicles and strategies in managing a fund’s assets. Descriptions of the investment techniques and risks associated with individual funds also appear herein, while techniques and risks applicable to all of the funds appear in the section, Investment Strategies and Risks, which begins on page 7. In the case of the funds’ principal investment strategies, these descriptions elaborate upon the discussion contained in the prospectuses.
Each fund, except Global Gold and Strategic Inflation Opportunities, is diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).
Global Gold and Strategic Inflation Opportunities are classified as nondiversified. Nondiversified means that these funds may invest a greater portion of their assets in a smaller number of securities than a diversified fund.
To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1)	no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company); and

(2)
with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. Subject to the specific limitations applicable to a fund, the fund management teams may invest the assets of each fund in varying amounts in other instruments when such a course is deemed appropriate in order to pursue a fund’s investment objective. Unless otherwise noted, all investment restrictions described below and in each fund’s prospectus are measured at the time of the transaction in the security.  If market action affecting fund securities (including, but not limited to, appreciation, depreciation or a credit rating event) causes a fund to exceed an investment restriction, the advisor is not required to take immediate action.  Under normal market conditions, however, the advisor’s policies and procedures indicate that the advisor will not make any purchases that will make the fund further outside the investment restriction.
Disciplined Growth, Emerging Markets Value, Equity Growth, Income & Growth, International Core Equity, NT Equity Growth, NT Disciplined Growth , NT Small Company and Small Company
In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.
It is the advisor’s intention that each fund, except for International Core Equity and Emerging Markets Value, will generally consist of domestic and foreign common stocks and equity-equivalent securities. It is the advisor’s intention that International Core Equity and Emerging Markets Value will generally consist of foreign common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the funds’ management teams may invest the assets of each fund in varying amounts in other instruments and may use other techniques, such as those discussed under Investment Strategies and Risks, when such a course is deemed appropriate in order to pursue a fund’s investment objective. Senior securities that, in the opinion of the manager, are high-grade issues also may be purchased for defensive purposes.
So long as a sufficient number of acceptable securities are available, the portfolio managers intend to keep the funds fully invested in stocks, regardless of the movement of stock prices generally. In most circumstances, each fund’s actual level of cash and cash equivalents will be less than 10%. The managers may use futures contracts as a way to expose each fund’s cash assets to the market, while maintaining liquidity. The managers may not leverage a fund’s portfolio without appropriately segregating assets to cover such positions. See Derivative Instruments, page 11, Futures and Options, page 14 and Short-Term Securities, page 25.

Equity Market Neutral
Over time, Equity Market Neutral aims to achieve its returns with reduced volatility and reduced market correlation as compared to a traditional equity fund that holds only long positions. A traditional equity fund is fully exposed to the equity market and thus bears the full market risk of its investments. Equity Market Neutral, however, seeks to reduce its exposure to market movements by combining a short portfolio (being in a position to profit when securities prices go down) with a long portfolio (being in a position to profit when securities prices go up). Reduced exposure to the equity market using this strategy should contribute to lower overall volatility of the fund’s returns. In addition, the fund’s variation in returns should be somewhat different from a traditional U.S. equity fund. Traditional U.S. equity funds normally produce positive returns in bull markets and negative returns in bear markets, making them correlated with the overall market. A primary goal of Equity Market Neutral is to provide positive returns independent of equity market conditions. The portfolio managers will maintain long positions in stocks that they identify as the most attractive and maintain short positions in the stocks they identify as the least attractive.
Global Gold
In general, within the restrictions outlined here and in Global Gold’s prospectus, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested. One of the non-stock investments the portfolio managers may make is in gold itself, as described below.
Gold Bullion. As a means of seeking its principal objective of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Global Gold may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. There is, of course, no assurance that such investments will provide capital appreciation as a hedge against inflation. The fund’s ability to invest in gold bullion is restricted by the diversification requirements that the fund must meet in order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). In addition, the ability of the fund to make such investments may be further restricted by the securities laws and regulations in effect from time to time in the states where the fund’s shares are qualified for sale.
Fund assets may be invested in gold bullion at such times as the prospects of such investments are, in the opinion of management, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion also is sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp of the assay office, which certifies the bar’s purity. Bars of gold bullion historically have traded primarily in New York, London and Zurich gold markets and in terms of volume, such gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the United States on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold generally will be made in such U.S. markets, although such transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers, unless, in the portfolio managers’ opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs and insurance expenses, and may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Because gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.
As is the case with respect to virtually all investments, there are risks inherent in Global Gold’s policies of investing in securities of companies engaged in mining, processing or dealing in gold or other precious metals and in gold bullion. In addition to the general considerations described elsewhere in this statement of additional information, such investments may involve the following special considerations:
Fluctuations in the Price of Gold. The price of gold may be subject to substantial movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries, world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of the fund’s investments in such securities also may be affected. Large purchases or sales of gold bullion could have an effect on the price of gold bullion. Sales by central banks of gold bullion from their reserves and/or rumors of such sales may have a negative effect on gold prices.
Potential Effect of Concentration of Source of Supply and Control of Sales. Currently, there are only four major sources of primary gold production, and the market share of each source cannot be readily ascertained. One of the largest national producers of gold bullion and platinum is the Republic of South Africa. Changes in political and economic conditions affecting South Africa may have a direct impact on its sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa which, through its retention policies, controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national and international economic and political developments.
Unpredictable Monetary Policies, Economic and Political Conditions. The fund’s assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies and economic and political considerations, governmental controls, conditions of scarcity, surplus or speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subject the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of commodities.
Expertise of the Investment Manager. The successful management of the fund’s portfolio may be more dependent upon the skills and expertise of its portfolio managers than is the case for most mutual funds because of the need to evaluate the factors identified above.
Utilities
Because Utilities concentrates its assets in the utilities industry, its performance depends in part on how favorably investors perceive this sector of the market relative to other sectors (such as transportation or technology). Of course, investor perceptions of the utilities industry are driven not only by comparisons with other market sectors but by trends and events within the utilities industry. The following is a brief outline of risk factors associated with investment in the utilities industry.
Regulatory Risks. Regulators (primarily at the state level) monitor and control public utility company revenues and costs. Regulators can limit profits and dividends paid to investors; they also may restrict a company’s access to new markets. Some analysts observe that state regulators have become increasingly active in developing and promoting energy policy through the regulatory process.
Natural Resource Risks. Swift and unpredictable changes in the price and supply of natural resources can hamper utility company profitability. These changes may be caused by political events, energy conservation programs, the success of exploration projects, or tax and other regulatory policies of various governments.
Environmental Risks. There are considerable costs associated with environmental compliance, nuclear waste cleanup and safety regulation. For example, coal-burning utilities are under pressure to curtail sulfur emissions, and utilities in general increasingly are called upon by regulators to bear environmental costs, which may not be easily recovered through rate increases or business growth.
Changing weather patterns and natural disasters affect consumer demand for utility services (e.g., electricity, heat and air conditioning), which, in turn, affects utility revenues.
Technology and Competitive Risks. The introduction and phase-in of new technologies can affect a utility company’s competitive strength. The race by long-distance telephone providers to incorporate fiber optic technology is one example of competitive risk within the utilities industry.
The increasing role of independent power producers (IPPs) in the natural gas and electric utility segments of the utilities industry is another example of competitive risk. Typically, IPPs wholesale power to established local providers, but there is a trend toward letting them sell power directly to industrial consumers. Co-generation facilities, such as those of landfill operators that produce methane gas as a byproduct of their core business, pose another competitive challenge to gas and electric utilities. In addition to offering a less expensive source of power, these companies may receive more favorable regulatory treatment than utilities seeking to expand facilities that consume nonrenewable energy sources.
Interest Rate Risks. Utility companies usually finance capital expenditures (e.g., new plant construction) by issuing long-term debt. Rising long-term interest rates increase interest expenses and reduce company earnings.
Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus
Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus seek to maintain investment portfolios with approximately 130% long exposure and 30% short exposure, for a net 100% long market exposure. This structure seeks to provide investors with the potential for greater risk-adjusted returns than a long-only portfolio, while maintaining a similar investment style and risk characteristics. Though the fund will generally hold long positions equal to 130% and short positions equal to 30% of its equity assets, the long and short positions may vary over time depending on market conditions. The funds’ long positions may range from 110% to 150% and the funds’ short positions may range from 10% to 50%.
Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus will be managed using quantitative models similar to those employed by Disciplined Growth, NT Disciplined Growth , Equity Growth and NT Equity Growth, respectively (see discussion on page 4). The portfolio managers will maintain long positions in stocks that they identify as the most attractive and maintain short positions in the stocks they identify as the least attractive.

Strategic Inflation Opportunities
Strategic Inflation Opportunities seeks to diversify its investments among U.S. Treasury inflation-indexed securities, non-U.S. dollar investments, commodity-related investments, real estate-related securities and gold securities, in an effort to protect the fund’s investors from the effects of rising U.S. inflation. To help protect against U.S. inflation, the fund will invest a portion of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. In this portion, the fund also may invest in fixed-income securities that are not linked to inflation, such as U.S. Treasury securities and U.S. Treasury futures and other U.S. fixed income securities that are not linked to inflation whether issued by the U.S. government, its agencies or instrumentalities, municipalities, corporations or other non-governmental issuers. The fund also will invest a portion of its assets in commodity-related investments. The fund also will invest a portion of its assets in securities of foreign issuers, including issuers located in emerging markets. In this portion of the fund, the fund will invest in foreign currency instruments and high-quality non-dollar-denominated foreign government and foreign corporate debt securities. The fund also may purchase inflation-indexed securities issued by non-U.S. government entities and equity securities of foreign companies. The fund also will invest a portion of its assets in equity securities of U.S. and foreign companies engaged in commodity-related businesses and investments that provide exposure to underlying investible commodities, such as commodity-linked notes and exchange traded funds (ETFs). The fund also will invest a portion of its assets in real estate investment trusts (REITs), REIT ETFs and equity securities issued by companies engaged in the real estate industry. The fund also will invest a portion of its assets in securities that reflect the performance of the price of gold bullion, including through ETFs or other pooled investment funds that invest in underlying gold.
Fund Investments and Risks
Investment Strategies and Risks
This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.
Asset-Backed Securities (ABS)
Strategic Inflation Opportunities may invest in ABS. ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, the financial institution providing any credit enhancement, and subordination levels.
Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the ABS’ par value until exhausted. If the credit enhancement of an ABS held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.
Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.
The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although a fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

ABS are generally issued in more than one class, each with different payment terms. Multiple class ABS may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (ABS entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.
Bank Loans
Strategic Inflation Opportunities may invest in bank loans, which include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. Typically, these loans hold a senior position in the borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans are usually rated non-investment grade by the rating agencies. An economic downturn generally leads to higher non-payment and default rates by borrowers, and a bank loan can lose a substantial part of its value due to these and other adverse conditions and events. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A fund’s investments in bank loans are subject to credit risk, and there is no assurance that the liquidation of collateral would satisfy the claims of the borrower’s obligations in the event of non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less publicly available information about them.
A fund eligible to invest in bank loans may purchase bank loans from other lenders (sometimes referred to as loan assignments) or it may also acquire a participation interest in another lender’s portion of the bank loan. Large bank loans to corporations or governments may be shared or syndicated among several lenders, usually commercial or investment banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. Risks of being a lender include credit risk (the borrower’s ability to meet required principal and interest payments under the terms of the loan), industry risk (the borrower’s industry’s exposure to rapid change or regulation), financial risk (the effectiveness of the borrower’s financial policies and use of leverage), liquidity risk (the adequacy of the borrower’s back-up sources of cash), and collateral risk (the sufficiency of the collateral’s value to repay the loan in the event of non-payment or default by the borrower). If a fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.
Commercial Paper
The funds may invest in commercial paper (CP) that is issued by utility, financial, and industrial companies, state and local governments and government entities, supranational organizations and foreign governments and their agencies and instrumentalities. Rating agencies assign ratings to CP issuers indicating the agencies’ assessment of credit risk. Investment-grade CP ratings assigned by three rating agencies are provided in Appendix D.
Some examples of CP and CP issuers are provided in the following paragraphs.
Domestic CP is issued by U.S. industrial and finance companies, utility companies, thrifts, bank holding companies and state and local governments and government entities. Foreign CP is issued by non-U.S. industrial and finance companies and financial institutions. Domestic and foreign corporate issuers occasionally have the underlying support of a well-known, highly rated commercial bank or insurance company. Bank support is provided in the form of a letter of credit (an LOC) or irrevocable revolving credit commitment (an IRC). Insurance support is provided in the form of a surety bond.
Bank holding company CP is issued by the holding companies of many well-known domestic banks, including Citicorp, J.P. Morgan Chase & Company and First Union National Bank. Bank holding company CP may be issued by the parent of a money center or regional bank.
Thrift CP is issued by major federal- or state-chartered savings and loan associations and savings banks.
Schedule B Bank CP is short-term, U.S. dollar-denominated CP issued by Canadian subsidiaries of non-Canadian banks (Schedule B banks). Whether issued as CP, a certificate of deposit or a promissory note, each instrument issued by a Schedule B bank ranks equally with any other deposit obligation. CP issued by Schedule B banks provides an investor with the comfort and reduced risk of a direct and unconditional parental bank guarantee.
Schedule B instruments generally offer higher rates than the short-term instruments of the parent bank or holding company.
Asset-backed CP is issued by corporations through special programs. In a typical program, a special purpose corporation (SPC), created and/or serviced by a bank or other financial institution, uses the proceeds from an issuance of CP to purchase receivables or other financial assets from one or more corporations (sellers). The sellers transfer their interest in the receivables or other financial assets to the SPC, and the cash flow from the receivables or other financial assets is used to pay interest and principal on the CP. Letters of credit or other forms of credit enhancement may be available to cover the risk that the cash flow from the receivables or other financial assets will not be sufficient to cover the maturing CP.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on nonconvertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider convertible securities to be equity equivalents.
The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a nonconvertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.
Counterparty Risk
A fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions.  If a fund’s futures commission merchant, (FCM) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the fund, the fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations.  The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds.  If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM.  Furthermore, in the event of an FCM’s bankruptcy, a fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the fund (for example, U.S. Treasury bills deposited by the fund) was held by an FCM.  FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them.  Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.  In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions.  Such a bankruptcy or insolvency might also cause a substantial delay before the fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.
Because bi-lateral derivative transactions are traded between counterparties based on contractual relationships, a fund is subject to the risk that a counterparty will not perform its obligations under the related contracts.  Although each fund intends to enter into transactions only with counterparties which the advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the funds will not sustain a loss on a transaction as a result. In situations where a fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets.  As a result, in the event of the counterparty’s bankruptcy or insolvency, a fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and a fund may be exposed to the risk of a court treating a fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

A fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.  There can be no assurance that an issuer of an instrument in which a fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a fund will not sustain a loss on a transaction as a result.
Transactions entered into by a fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world.  Although a fund attempts to execute, clear and settle the transactions through entities the advisor believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a fund.
Cyber Security Risk
As the funds increasingly rely on technology and information systems to operate, they become susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the funds’ information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting fund operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the advisor, distributors, broker-dealers, other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), or the issuers of securities the fund invests in may also cause disruptions and impact the funds’ business operations.  Breaches in information security may result in financial losses, interference with the funds’ ability to calculate NAV, impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Additionally, the funds may incur substantial costs to prevent future cyber incidents. The funds have business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the funds do not control the cyber security plans and systems of our service providers and other third party business partners. The funds and their shareholders could be negatively impacted as a result.
Debt Securities
Each of the funds may invest in debt securities. For each of the funds, except Strategic Inflation Opportunities, the portfolio managers may invest in debt securities to generate income or when the portfolio managers believe such securities represent an attractive investment for the fund. For Strategic Inflation Opportunities, investing in debt securities is a principal investment strategy, which is described in more detail in the fund’s prospectus.
The value of debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Investments in debt securities by each of the funds, except Strategic Inflation Opportunities, will be limited to investment-grade obligations. Investment grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the funds’ advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.
In addition, the value of a fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund’s shares.
Depositary Receipts
American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These are designed for U.S. and Global securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. ADRs and GDRs can be sponsored or unsponsored.
Sponsored ADRs and GDRs are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored ADRs and GDRs are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of the unsponsored ADR or GDR.
ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States.

ADRs, ordinary shares and New York shares all may be purchased with and sold for U.S. dollars, which protect the fund from the foreign settlement risks described under the section titled Foreign Securities, page 12.
Derivative Instruments
To the extent permitted by its investment objectives and policies, each fund may invest in instruments that are commonly referred to as derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Examples of common derivative instruments include futures contracts, warrants, structured notes, credit default swaps, options contracts, swap transactions and forward currency contracts.
Certain derivative instruments may be described as structured investments. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), commercial and residential mortgage-backed securities (MBS and CMBS), and collateralized mortgage obligations (CMO), which are described more fully below. Structured investments also include securities backed by other types of collateral. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in, those assets.
Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. In addition, structured investments are subject to the risks that the issuers of the underlying securities may be unable or unwilling to repay principal and interest (credit risk) and may request to reschedule or restructure outstanding debt and to extend additional loan amounts (prepayment risk).
Some derivative instruments, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
There are many different types of derivative instruments and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
The return on a derivative instrument may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
There is a range of risks associated with investments in derivatives, including:

•
the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative instrument will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•
the risk that daily limits on price fluctuations and speculative position limits on exchanges on which a fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting a fund to the potential of greater losses;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment;

•	the risk that the counterparty will fail to perform its obligations; and

•	the risk that a fund will be subject to higher volatility because some derivative instruments create leverage.
A fund may not invest in a derivative instrument if its credit, interest rate, liquidity, counterparty and other risks associated with ownership of the security are outside acceptable limits set forth in the fund’s prospectus. The funds’ Board of Directors has reviewed the advisor’s policy regarding investments in derivative instruments. That policy specifies factors that must be considered in connection with a purchase of derivative instruments. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made.  The advisor will report on fund activity in derivative instruments to the Board of Directors as necessary.

Equity Equivalents
In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible securities.
Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described on page 10, are an example of the type of derivative instrument in which a fund might invest.
Foreign Securities
Each fund may invest its assets in the securities of issuers located in developed foreign countries, including foreign governments, when these securities meet its standards of selection. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The funds consider a security to be a developed country security if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Securities of foreign issuers may trade in the U.S. or foreign securities markets. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
A description of the Emerging Markets Value, International Core Equity, Global Gold and Strategic Inflation Opportunities funds’ investment strategies regarding foreign securities is contained in their prospectuses.
Investments in foreign securities generally involve greater risks than investing in securities of domestic companies, including:
Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.
Social, Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation, and limitations on the removal of funds or other assets, also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.
Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.
Market and Trading Risk. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.
Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the funds have entered into a contract to sell the security, liability to the purchaser.
Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.
Emerging Markets Risk. Emerging Markets Value may invest a majority portion of its holdings in securities of issuers located in emerging markets (developing) countries. Global Gold, International Core Equity, Strategic Inflation Opportunities and Utilities may invest a minority portion of their holdings in securities of issuers located in emerging market (developing) countries. The funds consider “emerging markets (developing) countries” to include all countries that are not considered by the advisor to be developed countries, which are listed on page 12.
Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that generally are less diverse and mature, and political systems that can be expected to be less stable than those of developed countries. Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economies. Such countries may also have less protection of property rights than developed countries.
The economies of emerging market countries may be based predominantly on only a few industries or may be dependent on revenues from particular commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a relatively small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.
Foreign Currency Exchange Contracts
Each fund may purchase and sell foreign currency on a spot (i.e., for prompt delivery and settlement) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Instruments, page 11.
Each fund, except Strategic Inflation Opportunities, expects to use forward currency contracts under two circumstances:

(1)
When the portfolio managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the portfolio managers would be able to enter into a forward currency contract to do so; or

(2)
When the portfolio managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.
In the second circumstance, when the portfolio managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. A fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying portfolio securities, the fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under the forward currency contracts.
The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the portfolio managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund’s best interests may be served.

When the forward currency contract matures, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.
Strategic Inflation Opportunities Fund only
In addition to currency transactions described above, Strategic Inflation Opportunities may use foreign currency forward contracts to enhance returns by increasing exposure to a foreign currency, or shifting exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation of liquid assets, marked to market daily. Forward contracts are agreements to exchange a specific amount of one currency for a specified amount of another at a future date. The date may be any agreed fixed number of days in the future. The amount of currency to be exchanged, the price at which the exchange will take place, and the date of the exchange are negotiated when the fund enters into the contract and are fixed for the term of the contract. Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. However, the fund may enter into forward contracts with deposit requirements or commissions.
In addition, the fund may combine forward transactions in its underlying currency with investments in U.S. dollar-denominated instruments, in an attempt to construct an investment position whose overall performance will be similar to that of a security denominated in its underlying currency. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated securities, the fund should be able to lock in the foreign currency value of the securities, and the fund’s overall investment return from the combined position should be similar to the return from purchasing a foreign currency-denominated instrument. This is sometimes referred to as a synthetic investment position or a position hedge.
The execution of a synthetic investment position may not be successful. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a dollar-denominated security is not exactly matched with the fund’s obligation under the forward contract on the contract’s maturity date, the fund may be exposed to some risk of loss from fluctuation of the dollar. Although the advisor will attempt to hold such mismatchings to a minimum, there can be no assurance that the advisor will be successful in doing so.
The fund may also invest in nondeliverable forward (NDF) currency transactions. An NDF is a transaction that represents an agreement between the fund and a counterparty to buy or sell a specified amount of a particular currency at an agreed upon foreign exchange rate on a future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of an NDF transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any difference between the foreign exchange rate agreed upon at the inception of the NDF agreement and the actual exchange rate on the agreed upon future date. The fund may use an NDF contract to gain exposure to foreign currencies which are not internationally traded or if the markets for such currencies are heavily regulated or highly taxed. When currency exchange rates do not move as anticipated, a fund could sustain losses on the NDF transaction. This risk is heightened when the transactions involve currencies of emerging market countries. Additionally, certain NDF transactions which involve currencies of less developed countries or with respect to certain other currencies may be relatively illiquid.
Futures and Options
Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the fund’s securities (taking a short futures position); or

•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully-invested (taking a long futures position); or

•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.
Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.
For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions based on securities indices, such as the S&P 500® Index, provided that the transactions are consistent with the fund’s investment objectives. The managers also may engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.
Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).
Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses.
At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.
By buying a put option, a fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price and in return a fund pays the current market price for the option (known as the option premium). A fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a fund will lose the entire premium it paid. If a fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss limited to the amount of the premium paid, plus related transaction costs.
The features of call options are essentially the same as those of put options, except that the buyer of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. The buyer of a typical call option can expect to realize a gain if the value of the underlying instrument increases substantially and can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
When a fund writes a put option, it takes the opposite side of the transaction from the option’s buyer. In return for the receipt of the premium, a fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. Otherwise, a fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally realize as profit the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put writer would expect to suffer a loss.
A fund writing a call option is obligated to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if the price of the underlying instrument remains the same or falls. A call writer offsets part of the effect of a price decline by receipt of the option premium, but gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Risks Related to Futures and Options Transactions
Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.
A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.
A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker if, for example, the broker became bankrupt.
Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Options on Futures
By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.
Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.
Restrictions on the Use of Futures Contracts and Options
Each fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the CFTC rules. The advisor to each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as a commodity pool operator under that Act with respect to its provision of services to each fund.
The CFTC recently adopted certain rule amendments that may impose additional limits on the ability of a fund to invest in futures contracts, options on futures, swaps, and certain other commodity interests if its investment advisor does not register with the CFTC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CFTC’s rules. As a result, the advisor does not intend to register with the CFTC as a commodity pool operator on behalf of any of the funds. In the event that one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.
To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Inflation-linked Securities
Strategic Inflation Opportunities may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities.
Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a fund holding these securities will fall. Investors in the fund should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.
An investment in securities featuring inflation- indexed principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation- indexed principal of the security or the value of the stripped components will decrease. If any of these possibilities are realized, a fund’s net asset value could be negatively affected.
Inflation-linked Treasury Securities
Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.
Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.
Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.
Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.
Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.
Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made, investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.
Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-linked U.S. Treasury securities would not generate enough cash in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Investors in a fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the fund’s portfolio. An investment in a fund may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities. For more information about taxes and their effect on you as an investor in the funds, see Taxes, page 55.
U.S. Government Agencies
A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.
Other Entities
Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.
Inverse Floaters
Strategic Inflation Opportunities may hold inverse floaters. An inverse floater is a type of derivative instrument that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).
Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.
In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)
Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)
Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.
Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.
Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.
The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.
Initial Public Offerings
The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small. The impact of IPOs on a fund’s performance may tend to diminish as assets grow.
Investments in Issuers with Limited Operating Histories
The funds may invest a portion of their assets in the equity securities of issuers with limited operating histories. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.
Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.
For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations or other financial assets would not be subject to the limitation.
Loans of Portfolio Securities
In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.
Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern:

•	the type and amount of collateral that must be received by the fund;

•	the circumstances under which additions to that collateral must be made by borrowers;

•	the return to be received by the fund on the loaned securities;

•	the limitations on the percentage of fund assets on loan; and

•	the credit standards applied in evaluating potential borrowers of portfolio securities.
In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.
Mortgage-Related Securities
Strategic Inflation Opportunities may invest in mortgage-related securities.
Background
A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.
Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.
Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.
As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

A fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a fund might miss an opportunity to earn interest at higher prevailing rates.
GNMA Certificates
The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Affairs under the Servicemen’s Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.
GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.
Recent Events Regarding Fannie Mae and Freddie Mac
Since September 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA). In addition, the U.S. Treasury has entered into senior preferred stock purchase agreements to provide additional financing to Fannie Mae and Freddie Mac. Three amendments have been made to the original agreement and PSPA, each of which has further strengthened the credit worthiness of these entities. The most recent amendment eliminates the requirement to pay a 10% preferred stock dividend in exchange for a quarterly sweep of net worth. This in turn eliminates any need to borrow from the Treasury to pay dividends and was intended to strengthen the financial commitment to these enterprises.
The future status and role of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior preferred stock purchase agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.
Fannie Mae Certificates
The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.
Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.
Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates
The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.
Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.
Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government.
Collateralized Mortgage Obligations (CMOs)
A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.
In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.
As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.
Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.
The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.
As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.
The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.
Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the London Interbank Offered Rate (LIBOR). Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters (which float a certain percentage above LIBOR) and inverse floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

Commercial Mortgage-Backed Securities (CMBS)
CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. They may be issued by U.S. government agencies or by private issuers. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.
CMBS may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (IO), and all of the principal is distributed to holders of another type of security known as a principal-only security (PO). The funds are permitted to invest in IO classes of CMBS. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the cases of IOs, prepayments affect the amount of cash flows provided to the investor. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. However, because commercial mortgages are often locked out from prepayment, or have high prepayment penalties or a defeasance mechanism, the prepayment risk associated with a CMBS IO class is generally less than that of a residential IO.
Adjustable Rate Mortgage Securities
Adjustable rate mortgage securities (ARMs) have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Municipal Bonds
Strategic Inflation Opportunities may invest in municipal bonds. Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.
General obligation (GO) bonds are issued by states, counties, cities, school districts, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. GO bonds are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.
Revenue bonds are not backed by an issuer’s taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and seaport facilities, schools and hospitals.
Industrial development bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and seaport facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility’s operator to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.
Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the fund may have to treat the security’s final maturity as its effective maturity, lengthening the fund’s weighted average maturity and increasing the volatility of the fund.

The funds may purchase municipal bonds with credit enhancements such as letters of credit or municipal bond insurance from time to time. Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of a fund.
The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance that this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding are insured by a small number of insurance companies, so an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole.
Municipal Lease Obligations
Strategic Inflation Opportunities may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.
Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.
Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.
Municipal Notes
Strategic Inflation Opportunities may invest in municipal notes, which are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.
Tax anticipation notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer. General obligations are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.
Revenue anticipation notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.
Bond anticipation notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.
Tax-exempt commercial paper is an obligation with a stated maturity of up to 365 days (most commonly ranging from two to 270 days) issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.
Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the state’s General Fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state.
Municipal Tobacco Bonds
Strategic Inflation Opportunities may invest in municipal tobacco bonds whose payment obligations are tied to a master settlement agreement between 46 states and certain U.S. territories and several major tobacco companies. The agreement provides that if certain conditions are met the tobacco companies may reduce or suspend part of their payments. In such an event, the issuer of the bonds may not make full payments and the funds, as investors of the bonds, may suffer.

Other Investment Companies
Each of the funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company;

•	5% of the fund’s total assets with respect to any one investment company; and

•	10% of the fund’s total assets in the aggregate.
A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.
ETFs, such as Standard & Poor’s Depositary Receipts (SPDRs) and the Barclays Aggregate Bond ETF, are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile and the market price for the ETF may be higher than or lower than the ETF’s net asset value. Additionally, ETFs have management fees, which increase their cost.
Repurchase Agreements
Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.
Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.
Repurchase agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.
Restricted and Illiquid Securities
The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.
With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine. Such determination is to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the portfolio managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on such fund’s liquidity. Each of the funds may invest no more than 15% of the value of its assets in illiquid securities.

Short Sales
A fund engages in short selling when it sells a security it does not own. To sell a security short, a fund must borrow the security from someone else to deliver it to the buyer. That fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the fund repays the person that lent it the security for any interest or dividends that may have been paid or accrued during the period of the loan. Each fund, other than Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus, may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.
The use of short sales is a primary investment strategy of Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus. Each of these funds is required to maintain a segregated account of cash, cash equivalents or other appropriate liquid securities with its custodian in at least an amount equal to the current market value of the securities sold short until the fund replaces a borrowed security.
In short sale transactions, a fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a fund, that fund must pay the lender any interest or dividends that may have been paid or accrued during the loan period. In order to borrow the security, a fund may be required to pay compensation to the lender for securities that are difficult to borrow due to demand or other factors. Short sales also cause a fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, accrued interest or dividends and transaction costs a fund may be required to pay.
There is no guarantee that a fund will be able to close out a short position at any particular time or at a particular price. During the time that a fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the fund is unable to borrow the same security from another lender. If that occurs, the fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
Short-Term Securities
In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in the case of Strategic Inflation Opportunities, as part of its principal investment strategy, the funds may invest a portion of their assets in money market and other short-term securities.
Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

•	Commercial Paper;

•	Certificates of Deposit and Euro Dollar Certificates of Deposit;

•	Bankers’ Acceptances;

•	Short-term notes, bonds, debentures or other debt instruments;

•	Repurchase agreements; and

•	Money market funds.
Swap Agreements
Strategic Inflation Opportunities may invest in swap agreements, consistent with its investment objective and strategy. A fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index, including inflation indexes, stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cash flows based on LIBOR. The fund may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.
Whether a fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness or that are cleared through a Derivatives Clearing Organization (“DCO”). Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds’ ability to use swap agreements.
The swaps market is an evolving market and was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act and related regulatory developments have imposed several new requirements on swap market participants, including: (i) new registration and business conduct requirements on swap dealers; (ii) mandatory execution of certain swaps on swap execution facilities or designated contract markets; and (iii) mandatory clearing of certain swaps with DCOs. The mandatory execution and clearing requirements will occur on a phased-in basis. Although central clearing is designed to decrease counterparty risk, it does not do so entirely since a fund will still be subject to the credit risk of the central clearing entity. In addition, swaps that are not cleared will be subject to regulatory collateral requirements that could limit or adversely affect a fund’s ability to enter into such swaps. Additionally, such collateral requirements, or other government regulations, could cause a fund to terminate new or existing swaps or to realize amounts to be received under such instruments at inopportune times.
U.S. Government Securities
Each fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.
When-Issued and Forward Commitment Agreements
The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.
For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls (buy/sell back transactions), cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.
When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.
In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Investment Policies
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.
Fundamental Investment Policies
The funds’ fundamental investment policies are set forth below. These investment policies, a fund’s status as diversified and, except for NT Disciplined Growth, a fund’s investment objective as set forth in the prospectus may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
A fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
A fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration
Core Equity Plus, Disciplined Growth, NT Disciplined Growth, Disciplined Growth Plus, Equity Growth, Emerging Markets Value, Equity Market Neutral, Income & Growth, International Core Equity, NT Core Equity Plus, NT Equity Growth, NT Small Company, Small Company and Strategic Inflation Opportunities may not concentrate their investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). The other funds may not deviate from their policies of concentrating investments in securities of issuers as follows: engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium (Global Gold only); or engaged in the utilities industry (Utilities only).

Underwriting
A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
For all funds except Global Gold and Strategic Inflation Opportunities: A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities.
For Global Gold and Strategic Inflation Opportunities only: The fund may not purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the fund’s aggregate investment in such commodities to exceed 10% of the fund’s net assets.

Control	A fund may not invest for purposes of exercising control over management.
For purposes of the investment policy relating to senior securities, a fund may borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of such fund. In the event that such asset coverage falls below 300%, the fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%. In addition, when a fund enters into certain transactions involving potential leveraging, it will hold offsetting positions or segregate assets to cover such obligations at levels consistent with the guidance of the SEC and its staff.
For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. Equity Market Neutral does not currently participate in the interfund lending program. For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.
For purposes of the investment policy relating to concentration, Core Equity Plus, Disciplined Growth, NT Disciplined Growth , Disciplined Growth Plus, Emerging Markets Value, Equity Growth, Equity Market Neutral, Income & Growth, International Core Equity, NT Core Equity Plus, NT Equity Growth, NT Small Company, Small Company and Strategic Inflation Opportunities shall not purchase any securities that would cause 25% or more of the value of the fund’s net assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations (except that an Industrial Development Bond backed only by the assets and revenues of a non-governmental user will be deemed to be an investment in the industry represented by such user);

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)	personal credit and business credit businesses will be considered separate industries.
Nonfundamental Investment Policies
In addition, the funds are subject to the following investment policies that are not fundamental. These policies, along with the investment objective of NT Disciplined Growth, as set forth in its prospectus , may be changed by the Board of Directors.

Subject	Policy
Leveraging	A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
Except for Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus, a fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

For purposes of the funds’ investment policy relating to leveraging, short positions held by the funds are not considered borrowings.
The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.
Portfolio Turnover
The portfolio turnover rate of each fund for its most recent fiscal year is included in the Fund Summary section of that fund’s prospectus. The portfolio turnover rate for each fund’s last five fiscal years (or a shorter period if the fund is less than five years old) is shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.
The portfolio managers may sell securities without regard to the length of time the security has been held. Accordingly, each fund’s portfolio turnover rate may be substantial. The portfolio managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund’s investment objective, the managers may sell a given security regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular issuer or industry or in general economic conditions, or because of some combination of such reasons. Because investment decisions are based on a particular security’s anticipated contribution to a fund’s investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to achieve the fund’s investment objective. As a result, a fund’s annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives.
High turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the funds, if any, because short-term capital gains are taxable as ordinary income.
Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.
Disclosure of Portfolio Holdings
The advisor (ACIM) has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.
Distribution to the Public
Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.
Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.
Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates. Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates. Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.
Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on form N-Q. These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential. Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.
Accelerated Disclosure
The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.
Ongoing Arrangements
Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.
In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of  December 31, 2014 are as follows:

•	American Fidelity Assurance Co.

•	Ameritas Life Insurance Corporation

•	Annuity Investors Life Insurance Company

•	Asset Services Company L.L.C.

•	Athene Annuity & Life Assurance Company

•	AUL/American United Life Insurance Company

•	Bell Globemedia Publishing

•	Bellwether Consulting, LLC

•	Bidart & Ross, Inc.

•	Callan Associates, Inc.

•	Calvert Asset Management Company, Inc.

•	Cambridge Associates, LLC

•	Cambridge Financial Services, Inc.

•	Capital Cities, LLC

•	Charles Schwab & Co., Inc.

•	Cleary Gull Inc.

•	Commerce Bank

•	Connecticut General Life Insurance Company

•	Curcio Webb LLC

•	Defined Contribution Advisors, Inc.

•	DeAWN Distributors, Inc.

•	EquiTrust Life Insurance Company

•	Evaluation Associates, LLC

•	Evergreen Investment Management Company, LLC

•	Farm Bureau Life Insurance Company

•	FIL Investments International

•	First MetLife Investors Insurance Company

•	Fund Evaluation Group, LLC

•	Gavion, LLC

•	Great-West Financial Retirement Plan Services, LLC

•	The Guardian Life Insurance Company of America

•	Hammond Associates, Inc.

•	Hewitt Associates LLC

•	Hewitt EnnisKnupp, Inc.

•	ICMA Retirement Corporation

•	Iron Capital Advisors

•	Jefferson National Life Insurance Company

•	John Hancock Financial Services, Inc.

•	Kansas City Life Insurance Company

•	Kmotion, Inc.

•	The Lincoln National Life Insurance Company

•	Lipper Inc.

•	Marquette Associates

•	Massachusetts Mutual Life Insurance Company

•	McGladrey Wealth Management LLC

•	Mercer Global Investments Canada Limited

•	Mercer Investment Management, Inc.

•	Merrill Lynch

•	MetLife Investors Insurance Company

•	MetLife Investors Insurance Company of California

•	Midland National Life Insurance Company

•	Minnesota Life Insurance Company

•	Modern Woodmen of America

•	Montana Board of Investments

•	Morgan Keegan & Co., Inc.

•	Morgan Stanley Smith Barney LLC

•	Morningstar Associates LLC

•	Morningstar, Inc.

•	Morningstar Investment Services, Inc.

•	MUFG Union Bank, NA

•	National Life Insurance Company

•	Nationwide Financial

•	NEPC

•	The Newport Group

•	Northwestern Mutual Life Insurance Co.

•	NYLIFE Distributors, LLC

•	Pacific Life Insurance Company

•	Principal Life Insurance Company

•	Prudential Financial

•	Ridge Worth Capital Management, Inc.

•	Rocaton Investment Advisors, LLC

•	S&P Financial Communications

•	Security Benefit Life Insurance Co.

•	Segal RogersCasey, Inc.

•	SEI Investments (Europe) Limited

•	Slocum

•	SunTrust Bank

•	Symetra Life Insurance Company

•	Tokio Marine Asset Management Co., Ltd.

•	Towers Watson Investment Services, Inc.

•	Towers Watson Limited

•	Towry Investment Management

•	UBS Financial Services, Inc.

•	UBS Wealth Management

•	The Union Central Life Insurance Company

•	Valic Financial Advisors Inc.

•	VALIC Retirement Services Company

•	Vestek Systems, Inc.

•	Voya Retirement Insurance and Annuity Company

•	Wells Fargo Bank, N.A.

•	Wilshire Associates Incorporated

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;

(2)	Full holdings monthly as soon as reasonably available;

(3)	Top 10 holdings monthly as soon as reasonably available; and

(4)	Portfolio characteristics monthly as soon as reasonably available.
The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.
Single Event Requests
In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.
In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.
Service Providers
Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into separate non-disclosure agreements after authorization by an appropriate officer of the advisor. The agreements with service providers and data aggregators generally require that they treat the funds’ portfolio holdings information confidentially until the public distribution date and represent that the information will be used only for the legitimate services it provides (i.e., not for trading).
Additional Safeguards
The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders, including procedures to address conflicts between the interests of shareholders and those of the advisor and its affiliates. The frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. In the event that a request for portfolio holdings or characteristics creates a potential conflict of interest that is not addressed by the safeguards and procedures described above, the advisor’s procedures require that such requests may only be granted with the approval of the advisor’s legal department and the relevant chief investment officers. In addition, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly by the advisor’s compliance department. Finally, the funds’ Board of Directors exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.
Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.
The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

Management
Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010-2011, 2013-Present)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	119	BioMed Valley Discoveries, Inc.

Qualifications of Directors
Generally, no one factor was decisive in the selection of the trustees to the board. Qualifications considered by the board to be important to the selection and retention of trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective trustee. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.
While the board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for trustee. The board generally considers the manner in which each trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the board. Additional information about each trustee’s individual educational and professional experience (supplementing the information provided in the table above) follows.
Tanya S. Beder: BA, Yale University; MBA, Harvard University; Fellow in Practice, International Center for Finance, Yale University, School of Management; Lecturer in Public Policy , Stanford University; formerly, Chief Executive Officer, Tribeca Global Management LLC (asset management firm); formerly, Managing Director and Head of Strategic Quantitative Investment Division, Caxton Associates LLC; formerly, President and Co-Founder, Capital Market Risk Advisors Inc.; formerly Founder and Chief Executive Officer, SB Consulting Corp.
Jeremy I. Bulow: BA, MA, Yale University; PhD, Massachusetts Institute of Technology; formerly, Director, Bureau of Economics, Federal Trade Commission
Ronald J. Gilson: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar
Frederick L.A. Grauer: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology
Peter F. Pervere: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.
John B. Shoven: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University
Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute
Responsibilities of the Board
The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreement. Directors also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the funds;

•	oversee the quality of the advisory and shareholder services provided by the advisor;

•	review annually the fees paid to the advisor for its services;

•	monitor potential conflicts of interest between the funds and their affiliates, including the advisor;

•	oversee custody of assets and the valuation of securities; and

•	oversee the funds’ compliance program.
In performing their duties, board members receive detailed information about the funds and the advisor regularly throughout the year, and they meet in person at least quarterly with management of the advisor to review reports about fund operations. Certain Board committee members also hold periodic telephone meetings with management between quarterly board meetings. The directors’ role is to provide oversight and not to provide day-to-day management.

The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more directors who may exercise the powers and authority of the board as determined by the directors. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.
To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the board or member of the board to the attention of the Corporate Secretary at the following address: P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. All shareholder communications received will be forwarded to the board or to the independent chairman of such board.
Board Leadership Structure and Standing Board Committees
Ronald J. Gilson currently serves as the independent chairman of the board and has served in such capacity since 1995. Of the board’s members, Jonathan S. Thomas is the only member who is an “interested person” as that term is defined in the Investment Company Act. The remaining members are independent directors. The independent directors meet separately to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent director may serve as an officer or employee of a fund. The board has also established several committees, as described below. Each committee is comprised solely of independent directors. The board believes that the current leadership structure, with independent directors filling all but one position on the board, with an independent director serving as chairman of the board and with the board committees comprised only of independent directors, is appropriate and allows for independent oversight of the funds.
The board has an Audit and Compliance Committee that approves the funds’ engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent directors. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ or the corporations’ valuation policy and receiving reports regarding instances of fair valuation thereunder), and receives regular reports from the advisor’s internal audit department. The committee also reviews the results of the funds’ compliance testing program, meets regularly with the funds’ Chief Compliance Officer, and monitors implementation of the funds’ Code of Ethics. The committee currently consists of Peter F. Pervere (chair), Tanya S. Beder and Ronald J. Gilson. It met four times during the fiscal year ended June 30, 2014.
The board also has a Portfolio Committee that meets quarterly to review the investment activities and strategies used to manage the funds’ assets and monitor investment performance. The committee regularly receives reports from the advisor’s Chief Investment Officer, portfolio managers, credit analysts and other investment personnel concerning the funds’ investments. The committee also receives information regarding fund trading activities and monitors derivative usage. It currently consists of Jeremy I. Bulow (chair), Tanya S. Beder and Frederick L.A. Grauer. The committee met four times during the fiscal year ended June 30, 2014.
The Client Experience Oversight Committee monitors the quality of services that the funds offer both to direct customers and to intermediaries who offer fund shares to their customers. All channels of communication (written, telephone, web and mobile) are reviewed. The level of performance is compared to peer competitors. The committee also monitors payments to intermediaries and trading in fund shares that could harm the interests of other shareholders. The committee currently consists of John B. Shoven (chair), Ronald J. Gilson, Frederick L.A. Grauer and Peter F. Pervere. It met four times during the fiscal year ended June 30, 2014.
The Risk Management Oversight Committee coordinates the board’s oversight of the funds’ risk management processes and monitors the systems, practices and procedures the advisor uses to manage the funds’ risks. It also makes recommendations to the board regarding the allocation of risk oversight activities among the board’s committees. The committee currently consists of Tanya S. Beder (chair), Jeremy I. Bulow, Ronald J. Gilson (ex officio) and Frederick L.A. Grauer. It met four times during the fiscal year ended June 30, 2014.
Finally, the board has a Corporate Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors. The names of potential director candidates may be drawn from a number of sources, including recommendations from members of the board, the advisor (in the case of interested directors only), shareholders and third party search firms. The committee seeks to identify and recruit the best available candidates and will evaluate qualified shareholder nominees on the same basis as those identified through other sources. Although not written, the funds have a policy of considering all candidates recommended in writing by shareholders. Shareholders may submit director nominations in writing to the Corporate Secretary, P.O. Box 418210, Kansas

City, Missouri 64141-9210, or by email to corporatesecretary@americancentury.com. The nomination should include the following information:

•	Shareholder’s name, the fund name, number of fund shares owned and length of period held;

•	Name, age and address of the candidate;

•
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•
Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;

•	A supporting statement that (i) describes the candidate’s reasons for seeking election to the board and(ii) documents his/her qualifications to serve as a director; and

•	A signed statement from the candidate confirming his/her willingness to serve on the board.
The Corporate Governance Committee also may consider, and make recommendations to the board regarding, other matters relating to the corporate governance of the funds. It currently consists of Frederick L.A. Grauer (chair), Jeremy I. Bulow, Ronald J. Gilson (ex officio) and John B. Shoven. The committee met four times during the fiscal year ended June 30, 2014.
Risk Oversight by the Board
As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. As described in the previous section, the board’s committees, including the Risk Management Oversight Committee, assist the board in overseeing various types of risks relating to the funds. The board receives regular reports from each committee regarding the committee’s areas of oversight responsibility. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk, to the funds.
Board Compensation
Each independent director receives compensation for service as a member of the board. None of the interested directors or officers of the funds receive compensation from the funds. Under the terms of each management agreement with the advisor, the funds are responsible for paying such fees and expenses. For the fiscal year ended June 30, 2014, the funds and the American Century family of funds paid the independent directors the amounts shown in the following table.

Name of Director	Total Compensation from the Funds(1)	Total Compensation from the American Century Investments Family of Funds(2)
Tanya S. Beder	$48,827	$228,000
Jeremy I. Bulow	$45,412	$212,000
Ronald J. Gilson	$71,916	$336,000
Frederick L.A. Grauer	$46,965	$219,000
Peter F. Pervere	$49,685	$232,000
Myron S. Scholes(3)	$47,561	$222,000
John B. Shoven	$46,948	$219,000

[1]
Includes compensation paid to the directors for the fiscal year ended June 30, 2014, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

[2]
Includes compensation paid by the eight investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Ms. Beder, $228,000; Mr. Gilson, $336,000 and Mr. Pervere, $11,600.

[3]	Myron Scholes resigned from the Board effective July 31, 2014.
None of the funds currently provides any pension or retirement benefits to the directors except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the corporation. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds. All deferred fees are credited to accounts established in the names of the directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the directors. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a director until the distribution date elected by the director in accordance with the terms of the plan. Such distribution date may be a date on or after the director’s retirement date, but may be earlier if the director agrees not to make any additional deferrals. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.
The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have met all payment obligations under the plan. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Ownership of Fund Shares
The directors owned shares in the funds as of December 31, 2014 , as shown in the table below. Because NT Disciplined Growth is new, it is not included.

Name of Director
	Tanya S. Beder	Jeremy I. Bulow	Ronald J. Gilson(1)	Frederick Grauer	Peter F. Pervere(1)	John B. Shoven(1)	Jonathan S. Thomas(1)
Dollar Range of Equity Securities in the Funds:
Core Equity Plus	A	A	A	A	A	A	A
Disciplined Growth	E	A	A	A	A	A	B
Disciplined Growth Plus	A	A	A	A	A	A	A
Emerging Markets Value	A	A	A	A	A	A	A
Equity Growth	A	A	E	A	A	A	B
Equity Market Neutral	A	A	A	A	A	A	D
Global Gold	A	A	A	A	A	A	B
Income & Growth	A	A	A	A	A	E	B
International Core Equity	A	A	A	A	E	A	A
NT Core Equity Plus	A	A	A	A	A	A	A
NT Equity Growth	A	A	A	A	A	A	A
NT Small Company	A	A	A	A	A	A	A
Small Company	A	A	A	A	A	A	C
Strategic Inflation Opportunities	B	A	A	A	A	A	E
Utilities	A	A	A	A	A	A	B
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	B	E	A	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

[1]	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.
Beneficial Ownership of Affiliates by Independent Directors
No independent director or his or her immediate family members beneficially owned shares of the advisor, the principal underwriter of the funds or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of December 31, 2014 .

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)
Code of Ethics
The funds, their investment advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.
Proxy Voting Policies
The funds’ Board of Directors has adopted a general statement of proxy voting principles that governs the exercise of voting and consent rights associated with the securities purchased and/or held by the funds. The funds have delegated to the advisor the responsibility for exercising such rights, subject to the board’s oversight. The advisor has adopted proxy voting policies that describe in detail how the advisor intends to exercise its delegated proxy voting authority in a manner consistent with the board’s principles.
In exercising its voting obligations, the advisor is also guided by general fiduciary principles. It must act prudently, solely in the interest of the fund, whose votes it is casting and for the exclusive purpose of providing benefits to that fund. Accordingly, in making its voting decisions the advisor will seek to maximize the return to the fund on a risk-adjusted basis.
The advisor’s proxy voting policies specifically address a number of matters that are often the subject of proxy solicitations for shareholder meetings and establish a framework for the advisor’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting policies outline factors to be considered in the exercise of voting authority for proposals addressing:

▪	Routine Matters

•	Election of Directors

•	Ratification of Selection of Auditors

▪	Compensation Matters

•	Executive Compensation

•	Equity-Based Compensation Plans

▪	Anti-Takeover Proposals

•	Cumulative Voting

•	Staggered Boards

•	“Blank Check” Preferred Stock

•	Elimination of Preemptive Rights

•	Non-targeted Share Repurchase

•	Increase in Authorized Common Stock

•	“Supermajority” Voting Provisions or Super Voting Share Classes

•	“Fair Price” Amendments

•	Limiting the Right to Call Special Shareholder Meetings

•	Poison Pills or Shareholder Rights Plans

•	Golden Parachutes

•	Reincorporation

•	Confidential Voting

•	Opting In or Out of State Takeover Laws

▪	Other Matters

•	Shareholder Proposals Involving Social, Moral or Ethical Matters

•	Anti-Greenmail Proposals

•	Changes to Indemnification Provisions

•	Non-Stock Incentive Plans

•	Director Tenure

•	Directors’ Stock Options Plans

•	Director Share Ownership

•	Non-U.S. Proxies
Finally, the proxy voting policies establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.
In addition, to avoid any potential conflict of interest that may arise when one American Century Investments fund owns shares of another American Century Investments fund, the advisor will “echo vote” such shares, if possible. That is, it will vote the shares in the same proportion as the vote of all other holders of the shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of Growth Fund shareholders. In all other cases, the shares will be voted in direct consultation with a committee of the independent directors of the voting fund.
Copies of the board’s proxy voting principles and the advisor’s proxy voting policies, as well as information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.

The Funds’ Principal Shareholders
A list of the funds’ principal shareholders appears in Appendix A.
Service Providers
The funds have no employees. To conduct the funds’ day-to-day activities, the corporation has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.
ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Investment Advisor
American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.
For the services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. For each fund with a stepped fee schedule, the rate of the fee is determined daily in a multi-step process. First, each fund is categorized according to the broad asset class in which it invests (e.g., money market, bond or equity), and the assets of all the funds in each category are totaled across the American Century Investments family of funds (Fund Category Assets). Second, the assets are totaled for certain other accounts managed by the advisor (Other Account Category Assets). To be included, these accounts must have the same management team and investment objective as a fund in the same category with the same Board of Directors as the corporation. Together, the Fund Category Assets and the Other Account Category Assets comprise the “Investment Category Assets.” The Investment Category Fee Rate is then calculated by applying a fund’s Investment Category Fee Schedule to the Investment Category Assets and dividing the result by the Investment Category Assets. Finally, a separate Complex Fee Schedule is applied to the assets of all of the funds in the American Century Investments family of funds (the Complex Assets), and the Complex Fee Rate is calculated based on the resulting total. The Investment Category Fee Rate and the Complex Fee Rate are then added to determine the Management Fee Rate payable by a class of the fund to the advisor.
For purposes of determining the assets that comprise the Fund Category Assets, Other Account Category Assets and Complex Assets, the assets of registered investment companies managed by the advisor that invest primarily in the shares of other registered investment companies shall not be included.
For each fund with a stepped fee schedule, the schedules by which the unified management fee is determined are shown below.

Investment Category Fee Schedule for: Equity Growth, Global Gold, Income & Growth, NT Equity Growth and Utilities
Category Assets	Fee Rate
First $1 billion	0.5200%
Next $5 billion	0.4600%
Next $15 billion	0.4160%
Next $25 billion	0.3690%
Next $50 billion	0.3420%
Next $150 billion	0.3390%
Thereafter	0.3380%

Investment Category Fee Schedule for: Disciplined Growth and NT Disciplined Growth
Category Assets	Fee Rate
First $1 billion	0.8700%
Next $5 billion	0.8100%
Next $15 billion	0.7660%
Next $25 billion	0.7190%
Next $50 billion	0.6920%
Next $150 billion	0.6890%
Thereafter	0.6880%

Investment Category Fee Schedule for: Equity Market Neutral
Category Assets	Fee Rate
First $1 billion	1.2300%
Next $5 billion	1.1700%
Next $15 billion	1.1260%
Next $25 billion	1.0790%
Next $50 billion	1.0520%
Next $150 billion	1.0490%
Thereafter	1.0480%

Investment Category Fee Schedule for: Small Company and NT Small Company
Category Assets	Fee Rate
First $1 billion	0.7200%
Next $5 billion	0.6600%
Next $15 billion	0.6160%
Next $25 billion	0.5690%
Next $50 billion	0.5420%
Next $150 billion	0.5390%
Thereafter	0.5380%
Investment Category Fee Schedule for: International Core Equity
Category Assets	Fee Rate
First $1 billion	1.0000%
Next $5 billion	0.9400%
Next $15 billion	0.8960%
Next $25 billion	0.8490%
Next $50 billion	0.8220%
Next $150 billion	0.8190%
Thereafter	0.8180%

Investment Category Fee Schedule for: Disciplined Growth Plus
Category Assets	Fee Rate
First $1 billion	1.3000%
Next $5 billion	1.2400%
Next $15 billion	1.1960%
Next $25 billion	1.1490%
Next $50 billion	1.1220%
Next $150 billion	1.1190%
Thereafter	1.1180%

Investment Category Fee Schedule for: Core Equity Plus and NT Core Equity Plus
Category Assets	Fee Rate
First $1 billion	1.1500%
Next $5 billion	1.0900%
Next $15 billion	1.0460%
Next $25 billion	0.9990%
Next $50 billion	0.9720%
Next $150 billion	0.9690%
Thereafter	0.9680%

Investment Category Fee Schedule for: Strategic Inflation Opportunities
Category Assets	Fee Rate
First $1 billion	0.8929%
Next $1 billion	0.8409%
Next $3 billion	0.8109%
Next $5 billion	0.7909%
Next $15 billion	0.7779%
Next $25 billion	0.7759%
Thereafter	0.7754%

The Complex Fee is determined according to the schedule below.

Complex Assets	Investor, A, C and R Classes Fee Rate	Institutional Class Fee Rate
First $2.5 billion	0.3100%	0.1100%
Next $7.5 billion	0.3000%	0.1000%
Next $15 billion	0.2985%	0.0985%
Next $25 billion	0.2970%	0.0970%
Next $25 billion	0.2870%	0.0870%
Next $25 billion	0.2800%	0.0800%
Next $25 billion	0.2700%	0.0700%
Next $25 billion	0.2650%	0.0650%
Next $25 billion	0.2600%	0.0600%
Next $25 billion	0.2550%	0.0550%
Thereafter	0.2500%	0.0500%

The management fee schedule for the fund without a stepped fee schedule appears below.

Fund	Class	Management Fee
Emerging Markets Value	Investor, A, C and R	1.52%
	Institutional	1.32%

On each calendar day, each class of each fund accrues a management fee that is equal to the class’s Management Fee Rate times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The fee for the previous month is the sum of the calculated daily fees for each class of a fund during the previous month.
The management agreement between the corporation and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:

(1)	either the funds’ Board of Directors, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act); and

(2)
the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Directors or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor.
The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others and devote time and attention to any other business whether of a similar or dissimilar nature.
Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.
The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds, the terms of the management agreement, and any other appropriate considerations. The advisor receives no additional compensation or remuneration as a result of such aggregation. Because the short sales of Core Equity Plus, Disciplined Growth Plus, Equity Market Neutral and NT Core Equity Plus are executed through Goldman, Sachs & Co., such transactions are not aggregated with transactions of the other funds or those of the advisor’s other clients.
Except as otherwise noted, unified management fees incurred by each fund for the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012 are indicated in the following table. Because NT Disciplined Growth is new, it is not included.

Unified Management Fees
Fund	2014	2013	2012
Core Equity Plus	$1,797,561	$1,344,355	$626,997
Disciplined Growth	$2,786,451	$1,225,527	$578,489
Disciplined Growth Plus	$212,861	$98,847	$28,042
Emerging Markets Value	$50,731(1)	—	—
Equity Growth	$19,301,861	$15,449,125	$12,775,344
Equity Market Neutral	$976,013	$713,553	$925,695
Global Gold	$3,041,005	$5,120,144	$7,097,372
Income & Growth	$12,365,671	$10,546,391	$9,960,558
International Core Equity	$160,327	$76,165	$88,188
NT Core Equity Plus	$3,634,220	$2,469,857	$1,078,126
NT Equity Growth	$4,487,840	$3,099,476	$2,473,840
NT Small Company	$2,084,033	$1,415,495	$995,277
Small Company	$3,363,689	$2,235,081	$2,171,985
Strategic Inflation Opportunities	$578,027(2)	$1,196,672	$1,105,531(3)
Utilities	$2,455,203	$2,198,731	$1,952,542

[1]	Amount shown reflects waiver by advisor of $2,541 in management fees.

[2]	Amount shown reflects waiver by advisor of $115,038 in management fees.

[3]	Amount shown reflects waiver by advisor of $11,929 in management fees.

Portfolio Managers
Accounts Managed
The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Accounts Managed (As of June 30, 2014)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steven R. Brown	Number of Accounts	3	2	1
	Assets	$1.7 billion(1)	$85.6 million	$23.2 million
Vinod Chandrashekaran	Number of Accounts	3	0	0
	Assets	$66.0 million(2)	N/A	N/A
Bob Gahagan	Number of Accounts	19	5	2
	Assets	$20.7 billion(1)	$160.0 million	$1.2 billion
Brian L. Garbe	Number of Accounts	5	1	0
	Assets	$3.3 billion(3)	$7.0 million	N/A
Brian Howell	Number of Accounts	18	5	2
	Assets	$19.2 billion(1)	$160.0 million	$1.2 billion
Yulin Long	Number of Accounts	3	0	0
	Assets	$66.0 million(2)	N/A	N/A
John Lovito	Number of Accounts	3	1	1
	Assets	$1.2 billion(1)	$6.3 million	$940 thousand
William Martin	Number of Accounts	12	3	0
	Assets	$7.6 billion(4)	$42.6 million	N/A
Claudia Musat	Number of Accounts	9	3	0
	Assets	$8.5 billion(5)	$42.6 million	N/A
Lynette Pang	Number of Accounts	5	0	0
	Assets	$1.5 billlion(6)	N/A	N/A
Tal Sansani	Number of Accounts	2	1	0
	Assets	$797.7 million(7)	$7.0 million	N/A
Scott Wittman	Number of Accounts	32	33	5
	Assets	$19.9 billion(8)	$4.3 billion	$372.7 million
Elizabeth Xie	Number of Accounts	3	0	0
	Assets	$66.0 million(2)	N/A	N/A

[1]	Includes $52.9 million in Strategic Inflation Opportunities.

[2]	Includes $18.5 million in International Core Equity and $6.3 million in Emerging Markets Value.

[3]	Includes $106.1 million in Equity Market Neutral, $2.0 billion in Income & Growth, $373.2 million in NT Small Company and $424.4 million in Small Company.

[4]
Includes $156.3 million in Core Equity Plus, $378.5 million in Disciplined Growth, $18.1 million in Disciplined Growth Plus, $3.3 billion in Equity Growth, $494.7 million in Global Gold, $386.9 million in NT Core Equity Plus, $1.1 billion in NT Equity Growth, $52.9 million in Strategic Inflation Opportunities and $415.1 million in Utilities.

[5]
Includes $156.3 million in Core Equity Plus, $3.3 billion in Equity Growth, $106.1 million in Equity Market Neutral, $2.0 billion in Income & Growth, $386.9 million in NT Core Equity Plus and $1.1 billion in NT Equity Growth.

[6]	Includes $378.5 million in Disciplined Growth, $18.1 million in Disciplined Growth Plus, $494.7 million in Global Gold and $415.1 million in Utilities.

[7]	Includes $373.2 million in NT Small Company and $424.4 million in Small Company.

[8]	Includes $156.3 million in Core Equity Plus, $18.1 million in Disciplined Growth Plus and $386.9 million in NT Core Equity Plus.

Potential Conflicts of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, U.S. growth mid- and small-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid- and small-cap, value, disciplined equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of June 30, 2014, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Fund	Benchmark	Peer Group (1)
Core Equity Plus	S&P 500® Index	N/A
Disciplined Growth	Russell 1000® Growth Index	Morningstar-Large Cap Growth
Disciplined Growth Plus	Russell 1000® Growth Index	N/A
Equity Growth	S&P 500® Index	Morningstar-Large Blend
Emerging Markets Value	MSCI Emerging Markets Value	Morningstar-Diversified Emerging Markets
Equity Market Neutral	Barclays U.S. 1-3 Month Treasury Bill Index	Lipper-Equity Market Neutral Funds
Global Gold	NYSE Arca Gold Miners Index	Lipper-Specialty Funds, Precious Metals
Income & Growth	S&P 500® Index	Morningstar-Large Value
International Core Equity	MSCI EAFE® Index	Morningstar-Foreign Large Blend
NT Core Equity Plus(2)	N/A	N/A
NT Disciplined Growth(2)	N/A	N/A
NT Equity Growth(2)	N/A	N/A
NT Small Company(2)	N/A	N/A
Small Company	Russell 2000 Index	Morningstar-Small Blend
Strategic Inflation Opportunities
Barclays U.S. 1-5 Year TIPS Index, S&P North American Natural Resources Index, S&P GSCI Total Return, Custom Non-Dollar Benchmark (based on inverse of Federal Reserve Trade-Weighted U.S. Dollar Index), FTSE EPRA/NAREIT Global Index, and LBMA London PM Gold Fixing
N/A
Utilities	Russell 3000 Utilities Index	Lipper-Specialty Funds, Utility

[1]
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

[2]	The fund’s performance is not separately considered in determining portfolio manager compensation.
Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.
A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities
The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of June 30, 2014, the fund’s most recent fiscal year end.  Because NT Disciplined Growth is new, it is not included.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Core Equity Plus
William Martin	A
Claudia E. Musat	A
Scott Wittman	A
Disciplined Growth
William Martin	A
Lynette Pang	E
Disciplined Growth Plus
William Martin	A
Lynette Pang	D
Scott Wittman	A
Emerging Markets Value
Vinod Chandrashekaran	A
Yulin Long	A
Elizabeth Xie	B
Equity Growth
William Martin	A
Claudia E. Musat	A
Equity Market Neutral
Brian Garbe	C
Claudia E. Musat	C
Global Gold
William Martin	B
Lynette Pang	D
Income & Growth
Brian Garbe	C
Claudia Musat	A
International Core Equity
Vinod Chandrashekaran	A
Yulin Long	A
Elizabeth Xie	C
NT Core Equity Plus(1)
William Martin	A
Claudia E. Musat	A
Scott Wittman	A
NT Equity Growth(1)
William Martin	A
Claudia E. Musat	A
NT Small Company(1)
Brian L. Garbe	A
Tal Sansani	A
Small Company
Brian L. Garbe	C
Tal Sansani	A

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Strategic Inflation Opportunities
Bob Gahagan	C
William Martin	D
Brian Howell	C
John Lovito	A
Steven R. Brown	A
Utilities
William Martin	A
Lynette Pang	C

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds advised by American Century Investments.
Transfer Agent and Administrator
American Century Services, LLC, (ACS) 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software, and personnel for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 40.
Proceeds from purchases of fund shares may pass through accounts maintained by the transfer agent at Commerce Bank, N.A. or UMB Bank, n.a. before being held at the fund’s custodian. Redemption proceeds also may pass from the custodian to the shareholder through such bank accounts.
From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.
Sub-Administrator
The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis. While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.
Distributor
The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.
The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best-efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s cost for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the heading Investment Advisor on page 40. ACIS does not earn commissions for distributing the funds’ shares.
Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for the provision of these services.

Custodian Bank
State Street Bank and Trust Company (SSB), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodian and may purchase or sell certain securities from or to the custodian.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP is the independent registered public accounting firm of the funds. The address of PricewaterhouseCoopers LLP is 1100 Walnut, Suite 1300, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, PricewaterhouseCoopers provides services including auditing the annual financial statements and financial highlights for each fund.
Brokerage Allocation
The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).
Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer

•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer’s trade executions

•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes

•	broker-dealer’s ability to provide data on securities executions

•	financial condition of the broker-dealer

•	the quality of the overall brokerage and customer service provided by the broker-dealer
In transactions to buy and sell fixed-income securities, the selection of the broker- dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.
On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers

•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved

•	the ability of a broker-dealer to execute large trades while minimizing market impact

•	the complexity of a particular transaction

•	the nature and character of the markets on which a particular trade takes place

•	the level and type of business done with a particular firm over a period of time

•	the ability of a broker-dealer to provide anonymity while executing trades

•	historical commission rates

•	rates that other institutional investors are paying, based on publicly available information

The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.
Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The resulting scores are used to rank these broker-dealers on a broker research list. In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction. Actual business received by any firm may be more or less than other broker-dealers with a similar rank. Execution-only brokers are used where deemed appropriate.
In the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table. Because NT Disciplined Growth is new, it is not included.

Fund	2014	2013	2012
Core Equity Plus	$102,874	$89,220	$93,420
Disciplined Growth	$124,905	$66,148	$33,380
Disciplined Growth Plus	$14,742	$10,817	$3,750
Emerging Markets Value	$7,934	—	—
Equity Growth	$1,054,841	$1,108,191	$942,252
Equity Market Neutral	$70,996	$71,583	$137,030
Global Gold	$252,843	$117,522	$259,893
Income & Growth	$702,999	$704,961	$475,384
International Core Equity	$16,976	$5,982	$7,292
NT Core Equity Plus	$251,691	$205,223	$182,496
NT Equity Growth	$345,160	$315,966	$271,443
NT Small Company	$297,311	$239,239	$146,085
Small Company	$331,838	$258,602	$199,733
Strategic Inflation Opportunities	$32,002	$44,030	$37,298
Utilities	$146,373	$137,606	$115,053

Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The changes in the brokerage commissions for Disciplined Growth are correlated with the growth of assets under management.

Regular Broker-Dealers
As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as identified by Rule 10b-1 under the Investment Company Act) or of their parent companies. Because NT Disciplined Growth is new, it is not included.

Fund	Broker, Dealer or Parent	Value of Securities Owned As of June 30, 2014 (in thousands)
Core Equity Plus	Bank of America Corp.	$2,274
	Citigroup Global Markets	$1,608
	JPMorgan Chase & Co.	$810
	Wells Fargo Securities LLC	$937
Disciplined Growth	None
Disciplined Growth Plus	None
Equity Growth	Bank of America Corp.	$51,147
	Citigroup, Inc.	$3,584
	JPMorgan Chase & Co.	$37,968
	Wells Fargo Securities LLC	$20,506
Emerging Markets Value	Industrial & Commercial Bank China	$137
Equity Market Neutral	Bank of America Corp.	$165
	Charles Schwab & Co., Inc.	$496
	State Street Corporation	$554
Global Gold	None
Income & Growth	Bank of America Corp.	$4,549
	Citigroup, Inc.	$1,433
	JPMorgan Chase & Co.	$41,266
	Morgan Staney & Co., Inc.	$10,337
	Wells Fargo Securities LLC	$22,741
International Core Equity	None
NT Core Equity Plus	Bank of America Corp.	$5,619
	Citigroup, Inc.	$4,033
	JPMorgan Chase & Co.	$2,000
	Wells Fargo Securities LLC	$2,319
NT Equity Growth	Bank of America Corp.	$17,216
	Citigroup, Inc.	$1,222
	JPMorgan Chase & Co.	$12,955
	Wells Fargo & Co.	$6,927
NT Small Company	None
Small Company	None
Strategic Inflation Opportunities	Bank of America Corp.	$40
	Morgan Stanley & Co., Inc.	$23
Utilities	None

Information About Fund Shares
Each of the funds named on the front of this statement of additional information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.
Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so investors holding more than 50% of the corporation’s (all funds’) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of directors is determined by the votes received from all the corporation’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.
The assets belonging to each series are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.
Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.
Multiple Class Structure
The corporation’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue up to five classes of shares: Investor Class, Institutional Class, A Class, C Class and R Class. Not all funds offer all five classes.
Shares of the NT funds are only available for purchase by certain funds advised by American Century Investments. Shares of all other funds are available as follows. The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the funds’ prospectuses. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower total management fee. The A and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, C and R Classes is the same as for Investor Class, but the A, C, and R Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, C Class Plan and R Class Plan, respectively, and collectively, the plans) described below. The plans have been adopted by the funds’ Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.
Rule 12b-1
Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors of the funds’ A, C and R Classes have approved and entered into the A Class Plan, C Class Plan and R Class Plan, respectively. The plans are described below.
In adopting the plans, the Board of Directors (including a majority of directors who are not interested persons of the funds, as defined in the Investment Company Act, hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Directors quarterly.
Continuance of the plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by a majority of the outstanding shareholder votes of the affected class.
All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

The Share Class Plans
As described in the prospectuses, the A, C and R Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.
Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A, C and R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.
To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the A, C and R Class Plans. Pursuant to the plans, the following fees are paid and described further below.
A Class
The A Class pays the funds’ distributor 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.
C Class
The C Class pays the funds’ distributor 1.00% annually of the average daily net asset value of the funds’ C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services, including past distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the distributor.
R Class
The R Class pays the funds’ distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the distributor.
During the fiscal year ended June 30, 2014, the aggregate amount of fees paid under each class plan was:

	A Class	C Class	R Class
Core Equity Plus	$1,726	$7,572	$791
Disciplined Growth	$171,392	$164,591	$32,558
Disciplined Growth Plus	$2,362	$5,935	$2,297
Emerging Markets Value	$2,357	$1,567	$785
Equity Growth	$669,057	$108,815	$58,199
Equity Market Neutral	$58,602	$49,139	$7,226
Global Gold	$36,292	$24,664	$14,816
Income & Growth	$534,516	$35,264	$12,126
International Core Equity	$10,131	$11,365	$6,662
Small Company	$86,663	$4,596	$9,771
Strategic Inflation Opportunities	$42,964	$102,359	$599
The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A, C and R Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.
Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c)	conducting proprietary research about investment choices and the market in general;

(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e)	consolidating shareholder accounts in one place;

(f)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and

(g)	other individual services.
Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.
Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A, C and/or R Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell these shares pursuant to selling agreements;

(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ shares;

(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;

(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;

(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g)	providing facilities to answer questions from prospective shareholders about fund shares;

(h)	complying with federal and state securities laws pertaining to the sale of fund shares;

(i)	assisting shareholders in completing application forms and selecting dividend and other account options;

(j)	providing other reasonable assistance in connection with the distribution of fund shares;

(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l)	profit on the foregoing; and

(m)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Valuation of a Fund’s Securities
The net asset value (NAV) for each class of each fund is calculated by adding the value of all portfolio securities and other assets attributable to the class, deducting liabilities, and dividing the result by the number of shares of the class outstanding. Expenses and interest earned on portfolio securities are accrued daily.
All classes of the funds except the A Class are offered at their NAV. The A Class of the funds is offered at its public offering price, which is the NAV plus the appropriate sales charge. This calculation may be expressed as a formula:
Offering Price = NAV/(1 – Sales Charge as a % of Offering Price)
For example, if the NAV of a fund’s A Class shares is $5.00, the public offering price would be $5.00/(1-5.75%) = $5.31.
Each fund’s NAV is calculated as of the close of business of the New York Stock Exchange (the NYSE) each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.
The portfolio securities of each fund that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange, except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price or the official closing price. When market quotations are not readily available, securities and other assets are valued as determined in accordance with procedures adopted by the Board of Directors.
Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.
Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the advisor, based on guidelines and procedures established by the Board of Directors for determining the valuation of a security, determines that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Directors.
The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established but before the NAV per share was determined that was likely to materially change the NAV, then that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ NAVs are not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.
Taxes
Federal Income Taxes
Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs generally are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors each year. If a fund were not eligible to be treated as a RIC, it would be liable for taxes at the fund level on all of its income, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. Under certain circumstances, the Code allows funds to cure deficiencies that would otherwise result in the loss of RIC status, including by paying a fund-level tax.
To qualify as a RIC, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.
A fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements of the Code for relief from income and excise taxes. A fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to these transactions.
A fund’s investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.
If more than 50% of the value of a fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit for foreign taxes paid by the fund. If such an election is made, the eligible foreign taxes will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

If a fund purchases the securities of certain foreign entities called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to the fund. To avoid such tax and interest, the fund may elect to treat PFICs as sold on the last day of its fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year.
Certain bonds purchased by a fund may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash is actually received by a fund until the maturity of the bond, original issue discount is treated for federal income tax purposes as income earned by a fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable or if the amount is considered de minimis). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a constant yield to maturity basis. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as a short-term capital gain.
A fund’s investment in affiliated funds and ETFs could affect the amount, timing and character of distributions from the funds, and therefore may increase the amount of taxes payable by shareholders.
As of June 30, 2014, the funds in the table below had the following capital loss carryovers, which expire in the years and amounts listed. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired. The Regulated Investment Company Modernization Act of 2010 allows the funds to carry forward capital losses incurred in future taxable years for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused. Because NT Disciplined Growth is new, it is not included.

Fund	Expires 2017	Expires 2018	Unlimited
Core Equity Plus	─	─	─
Disciplined Growth	─	─	─
Disciplined Growth Plus	─	─	─
Emerging Markets Value	─	─	$(133,381)
Equity Growth	─	─	─
Equity Market Neutral	─	$(5,253,967)	─
Global Gold	─	─	$(74,885,024)
Income & Growth	─	─	─
International Core Equity	$(47,669)	$(1,979,923)	─
NT Core Equity Plus	─	─	─
NT Equity Growth	─	─	─
NT Small Company	─	─	─
Small Company	─	$(77,036,015)	─
Strategic Inflation Opportunities	─	─	$(3,023,039)
Utilities	─	─	─

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

If fund shares are purchased through taxable accounts, distributions either of cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the same rate as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends received deduction when distributed to corporate shareholders to the extent that the fund held those shares for more than 45 days.
Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividends you received on those shares.
A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, postponing the recognition of such loss for federal income tax purposes.
A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends and capital gains, provided you meet specified income levels.
State and Local Taxes
Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of those distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.
The information above is only a summary of some of the tax considerations affecting the funds and their U.S. shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.
Financial Statements
Because NT Disciplined Growth is new, it does not have financial statements or financial highlights. The other funds’ financial statements for the fiscal year ended June 30, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the funds’ annual reports for the fiscal year ended June 30, 2014, and the funds’ financial statements for the six-month period ended December 31, 2014 (unaudited), are incorporated herein by reference. The financial statements for the six-month period ended December 31, 2014 include all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal, recurring nature.

Appendix A – Principal Shareholders
As of February 18, 2015, the following shareholders owned more than 5% of the outstanding shares of a class of the funds. The table shows shares owned of record. Beneficial ownership of which American Century Investments is aware, if any, appears in a footnote to the table. Because NT Disciplined Growth is new, it is not included.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Core Equity Plus
Investor Class
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially	38%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially	30%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Conservative Omnibus Kansas City, Missouri Shares owned of record and beneficially	12%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Very Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially	8%
Institutional Class
	American Century Services SSB&T Custodian Global Allocation Portfolio Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially	98.77%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	36%
	Pershing LLC Jersey City, New Jersey	22%
	National Financial Services LLC Jersey City, New Jersey	21%
	Oppenheimer & Co Inc FBO Dean T. Alvarez Daytona Beach, Florida	17%
C Class
	LPL Financial San Diego, California	43%
	American Enterprise Investment Svc Minneapolis, Minnesota	33%
	RBC Capital Markets LLC John R. Magliocca IRA Pittsburgh, Pennsylvania Shares owned of record and beneficially	13%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	95.96%
Disciplined Growth
Investor Class
	National Financial Services LLC Jersey City, New Jersey	17%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Disciplined Growth
Investor Class
	Charles Schwab & Co Inc San Francisco, California	15%
	Matrix Trust Company Cust Denver, Colorado Includes 5.10% registered for the benefit of MFA Employees.	9%
	LPL Financial San Diego, California	7%
	Pershing LLC Jersey City, New Jersey	6%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	5%
Institutional Class
	MLPF&S Jacksonville, Florida	35%
	National Financial Services LLC Jersey City, New Jersey	19%
	Charles Schwab & Co Inc San Francisco, California	11%
	Great-West Trust Co LLC Greenwood Village, Colorado Includes 7.29% registered for the benefit of Recordkeeping for various Benef Omniputnam.	8%
	Matrix Trust Company TR Denver, Colorado Includes 5.96% registered for the benefit of MFA Retirement Plans.	6%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	52%
	MLPF&S Jacksonville, Florida	9%
	National Financial Services LLC Jersey City, New Jersey	7%
	LPL Financial San Diego, California	6%
C Class
	Pershing LLC Jersey City, New Jersey	18%
	Morgan Stanley Smith Barney Jersey City, New Jersey	13%
	First Clearing LLC St. Louis, Missouri	13%
	American Enterprise Investment Svc Minneapolis, Minnesota	10%
	MLPF&S Jacksonville, Florida	6%
R Class
	Sammons Financial Network LLC West Des Moines, Iowa	30%
	Taynik & Co c/o State Street Bank Quincy, Massachusetts	15%
	PIMS/Prudential RetPlan Nominee Trustee Custodian McClean, Virginia	10%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Disciplined Growth
R Class
	James Armstrong & Kenneth Ptrck TTEE BMC 401K c/o Fascore LLC Greenwood Village, Colorado	6%
Disciplined Growth Plus
Investor Class
	National Financial Services LLC Jersey City, New Jersey	25%
Institutional Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	99.41%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	48%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	20%
	Pershing LLC Jersey City, New Jersey	17%
	LPL Financial San Diego, California	7%
C Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	44%
	Pershing LLC Jersey City, New Jersey	30%
	American Enterprise Investment Svc Minneapolis, Minnesota	12%
	RBC Capital Markets LLC John R Magliocca IRA Pittsburgh, Pennsylvania Shares owned of record and beneficially	10%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	93.23%
Emerging Markets Value
Investor Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	53.02%
Institutional Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	99.99%
A Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	99.05%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Emerging Markets Value
C Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	100%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	99.98%
Equity Growth
Investor Class
	National Financial Services LLC Jersey City, New Jersey	15%
	Charles Schwab & Co. Inc. San Francisco, California	14%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially	7%
Institutional Class
	National Financial Services LLC Jersey City, New Jersey	26%
	State of Maryland Sav & Invest Plan Columbus, Ohio Includes 12.41% registered for the benefit of 401K and 11.25% registered for the benefit of 457.	26%
	State Street Bank & Trust Co TTEE Los Angeles, California Includes 7.19% registered for the benefit of Hallmark Master Trust Strat Mod S/A.	10%
	Charles Schwab & Co Inc San Francisco, California	7%
A Class
	KS Postsecondary Education SP SSB&T Custodian Kansas City, Missouri Includes 17.33% registered for the benefit of Schwab – Moderately Aggressive Equity Growth Advisor Omnibus, 13.11% registered for the benefit of Schwab – Aggressive Equity Growth Advisor Omnibus and 7.86% registered for the benefit of Schwab – Moderate Equity Growth Advisor Omnibus.	42%
	American Enterprise Investment Svc Minneapolis, Minnesota	11%
C Class
	Morgan Stanley Smith Barney Jersey City, New Jersey	19%
	Raymond James Omnibus for Mutual Fund House Acct Firm St. Petersburg, Florida	15%
	American Enterprise Investment Svc Minneapolis, Minnesota	14%
	National Financial Services LLC Jersey City, New Jersey	9%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	8%
	MLPF&S Jacksonville, Florida	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Equity Growth
R Class
	Hartford Life Insurance Company Hartford, Connecticut	17%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, Iowa	12%
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	11%
Equity Market Neutral
Investor Class
	Charles Schwab & Co Inc San Francisco, California	21%
	First Clearing LLC St. Louis, Missouri	20%
	National Financial Services LLC Jersey City, New Jersey	14%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	12%
	Morgan Stanley Smith Barney Jersey City, New Jersey	9%
	Pershing LLC Jersey City, New Jersey	8%
	Wells Fargo Bank Jersey City, New Jersey Includes 6.99% registered for the benefit of Omnibus Reinvest/Reinvest.	8%
Institutional Class
	Charles Schwab & Co Inc San Francisco, California	69%
	Pershing LLC Jersey City, New Jersey	14%
	National Financial Services LLC Jersey City, New Jersey	10%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	53%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	12%
	LPL Financial San Diego, California	11%
	First Clearing LLC St. Louis, Missouri	6%
	Pershing LLC Jersey City, New Jersey	6%
C Class
	American Enterprise Investment Svc Minneapolis, Minnesota	34%
	First Clearing LLC St. Louis, Missouri	21%
	Morgan Stanley Smith Barney Jersey City, New Jersey	13%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Equity Market Neutral
C Class
	Pershing LLC Jersey City, New Jersey	10%
	MLPF&S Jacksonville, Florida	6%
	DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Des Moines, Iowa	6%
R Class
	Sammons Financial Network LLC West Des Moines, Iowa	66%
	Sammuels Green & Steel LLP TTEE FBO Samuels Green & Steel LLP 401K Greenwood Village, Colorado	7%
	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, Iowa	7%
	Ascensus Trust Fargo, North Dakota	6%
Global Gold
Investor Class
	Charles Schwab & Co Inc San Francisco, California	8%
	National Financial Services LLC Jersey City, New Jersey	6%
Institutional Class
	Charles Schwab & Co Inc San Francisco, California	50%
	Nationwide Trust Company FSB Columbus, Ohio	36%
	American Century Services SSB&T Custodian Global Allocation Portfolio Global Gold Omnibus Kansas City, Missouri	10%
A Class
	DCGT Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, Iowa	29%
	LPL Financial San Diego, California	18%
	American Enterprise Investment Svc Minneapolis, Minnesota	12%
	Pershing LLC Jersey City, New Jersey	6%
C Class
	First Clearing LLC St. Louis, Missouri	28%
	National Financial Services LLC Jersey City, New Jersey	24%
	MLPF&S Jacksonville, Florida	14%
	Morgan Stanley Smith Barney Jersey City, New Jersey	6%
	Pershing LLC Jersey City, New Jersey	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Global Gold
R Class
	MG Trust Company Denver, Colorado Includes 17.68% registered for the benefit of Kuchler Polk Schell Weiner & Riches.	24%
	Capital Bank & Trust Company TR Greenwood Village, Colorado Includes 5.59% registered for the benefit of Savings Plan Emps of Fischer PA.	18%
	401(K) RPSA Newark Dental Associates PA 401K TR Kevin F Roberts Kennett Square, Pennsylvania	8%
Income & Growth
Investor Class
	Charles Schwab & Co Inc San Francisco, California	11%
Institutional Class
	Charles Schwab & Co Inc San Francisco, California	35%
	Texas Health 401(K) Retirement Plan Overland Park, Kansas	16%
	Mercer Trust Co TR FBO Arch Coal Employee Thrift Plan Norwood, Massachusetts	14%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, Iowa	12%
	Nationwide Trust Company FSB Columbus, Ohio	7%
A Class
	State Street Corporation FBO ADP Access Boston, Massachusetts	27%
	AMFO & Co Kansas City, Missouri	20%
	Nationwide Life Insurance Company Columbus, Ohio Includes 8.01% registered for the benefit of QPVA.	9%
	Nationwide Trust Company FSB Columbus, Ohio	6%
	Voya Retirement Insurance and Annuity Company Windsor, Connecticut	6%
C Class
	MLPF&S Jacksonville, Florida	18%
	Pershing LLC Jersey City, New Jersey	13%
	Morgan Stanley Smith Barney Jersey City, New Jersey	12%
	JPMorgan Clearing Corp Omnibus Brooklyn, New York	12%
	First Clearing LLC St. Louis, Missouri	11%
	National Financial Services LLC Jersey City, New Jersey	9%
	American Enterprise Investment Svc Minneapolis, Minnesota	8%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Income & Growth
R Class
	DCGT Trustee & or Custodian FBO Various Retirement Plans Des Moines, Iowa	53%
	State Street Corporation Boston, Massachusetts	12%
International Core Equity
Investor Class
	Charles Schwab & Co Inc San Francisco, California	19%
	National Financial Services LLC Jersey City, New Jersey	9%
	TD Ameritrade Inc Omaha, Nebraska	7%
Institutional Class
	Charles Schwab & Co Inc San Francisco, California	65%
	National Financial Services LLC Jersey City, New Jersey	32%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	64%
	Pershing LLC Jersey City, New Jersey	20%
	National Financial Services LLC Jersey City, New Jersey	6%
C Class
	American Enterprise Investment Svc Minneapolis, Minnesota	41%
	National Financial Services LLC Jersey City, New Jersey	27%
	MLPF&S Jacksonville, Florida	7%
	Raymond James Omnibus for Mutual Fund House Acct Firm St. Petersburg, Florida	7%
	Pershing LLC Jersey City, New Jersey	5%
R Class
	Brian W. Newcomb MPP Plan Trust Menlo Park, California Includes 27.41% for the benefit of Prototype MPP RPSA and 19.17% for the benefit of Profit Sharing S-2 RPSA.	47%
	Mary Jo Kennedy & Michael Savge TTE Pleiger Plastics Co 401K c/o Fascore LLC Greenwood Village, Colorado	25%
	Ascensus Trust Co FBO BIC Design Company Fargo, North Dakota	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
NT Core Equity Plus
Institutional Class
	American Century Services LLC SSB&T Custodian One Choice 2025 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	16%
	American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	14%
	American Century Serv Corp SSB&T Custodian One Choice 2045 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	13%
	American Century Services LLC SSB&T Custodian One Choice 2030 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%
	American Century Services LLC SSB&T Custodian One Choice 2020 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%
	American Century Serv Corp SSB&T Custodian One Choice 2015 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	9%
	American Century Services LLC SSB&T Custodian One Choice 2040 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	9%
	American Century Services LLC SSB&T Custodian One Choice 2050 Portfolio NT Core Equity Plus Omnibus Kansas City, Missouri Shares owned of record and beneficially.	7%
NT Equity Growth
Institutional Class
	American Century Services LLC SSB&T Custodian One Choice 2025 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	17%
	American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	14%
	American Century Services LLC SSB&T Custodian One Choice 2020 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	12%
	American Century Serv Corp SSB&T Custodian One Choice 2045 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%
	American Century Services LLC SSB&T Custodian One Choice 2030 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
NT Equity Growth
Institutional Class
	American Century Services LLC SSB&T Custodian One Choice 2015 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	10%
	American Century Services LLC SSB&T Custodian One Choice 2040 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	9%
	American Century Serv Corp SSB&T Custodian One Choice In Retirement Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
	American Century Services LLC SSB&T Custodian One Choice 2050 Portfolio NT Equity Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially.	5%
NT Small Company
Institutional Class
	American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	20%
	American Century Services LLC SSB&T Custodian One Choice 2025 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	13%
	American Century Serv Corp SSB&T Custodian One Choice 2045 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	13%
	American Century Services LLC SSB&T Custodian One Choice 2030 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	12%
	American Century Services LLC SSB&T Custodian One Choice 2040 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	11%
	American Century Services LLC SSB&T Custodian One Choice 2020 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	8%
	American Century Services LLC SSB&T Custodian One Choice 2050 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	7%
	American Century Serv Corp SSB&T Custodian One Choice 2015 Portfolio NT Small Company Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
Small Company
Investor Class
	Charles Schwab & Co Inc San Francisco, California	35%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Small Company
Investor Class
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
Institutional Class
	Great West Trust Co. as Trustee Overland Park, Kansas Includes 23.46% registered for the benefit of Simpson Employees Savings Plan and 12.69% registered for the benefit of Simpson Savings Plan for Represented Employees.	36%
	National Financial Services LLC Jersey City, New Jersey	27%
	Charles Schwab & Co Inc San Francisco, California	24%
A Class
	Nationwide Trust Company FSB Columbus, Ohio	35%
	American Enterprise Investment Svc Minneapolis, Minnesota	15%
	RBC Capital Markets LLC Bloomfield, Michigan	10%
	Nationwide Life Insurance Company (QPVA) Columbus, Ohio	7%
	MLFP&S Jacksonville, Florida	6%
C Class
	Ascensus Trust Company Fargo, North Dakota Includes 29.64% registered for the benefit of Center for Pain Management 401K P.	34%
	American Enterprise Investment Svc. Minneapolis, Minnesota	23%
	Pershing LLC Jersey City, New Jersey	20%
	National Financial Services LLC Jersey City, New Jersey	10%
R Class
	MLPF&S Jacksonville, Florida	23%
	FIIOC Covington, Kentucky Includes 6.95% registered for the benefit of Pyramid Consulting Inc 401K and 5.09% registered for the benefit of Corrosion Specialties Inc.	21%
	Shapiro Lifschitz & Schram TTEES FBO Shapiro Lifschitz & Schram 401K PSP Greenwood Village, Colorado	14%
	State Street Corporation FBO ADP Access Boston, Massachusetts	13%
Strategic Inflation Opportunities
Investor Class
	Reliance Trust Company Atlanta, Georgia Includes 35.93% registered for the benefit of Landrum CR.	37%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Strategic Inflation Opportunities
Investor Class
	National Financial Services LLC Jersey City, New Jersey	9%
	First Clearing LLC St. Louis, Missouri	5%
Institutional Class
	Charles Schwab & Co Inc San Francisco, California	57%
	National Financial Services LLC Jersey City, New Jersey	33%
	Raymond James Omnibus for Mutual Funds House Acct Firm St. Petersburg, Florida	6%
A Class
	American Enterprise Investment Svc Minneapolis, Minnesota	62%
	National Financial Services LLC Jersey City, New Jersey	9%
	First Clearing LLC St. Louis, Missouri	7%
	LPL Financial San Diego, California	6%
	Pershing LLC Jersey City, New Jersey	5%
C Class
	Pershing LLC Jersey City, New Jersey	46%
	LPL Financial San Diego, California	12%
	American Enterprise Investment Svc Minneapolis, Minnesota	12%
	First Clearing LLC St. Louis, Missouri	10%
	UBS WM USA Omni Account M/F Weehawken, New Jersey	5%
R Class
	American Century Investment Management, Inc Kansas City, Missouri Shares owned of record and beneficially.	91.22%
Utilities
Investor Class
	Charles Schwab & Co Inc San Francisco, California	17%
	National Financial Services LLC Jersey City, New Jersey	12%
The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund’s outstanding shares or who own more than 25% of the voting securities of the corporation. A shareholder owning beneficially more than 25% of the corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of February 27, 2015 , the officers and directors of the funds, as a group, owned 2.21% of Equity Market Neutral Institutional Class, 1.15% of Income & Growth Institutional Class, 10.93% of International Core Equity Institutional Class, 1.33% of Strategic Inflation Opportunities Investor Class, 2.77% of Strategic Inflation Opportunities Institutional Class, and less than 1% of all other classes of the funds’ outstanding shares.

Appendix B – Sales Charges and Payments to Dealers
Sales Charges
The sales charges applicable to the A and C Classes of the funds are described in the prospectuses for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the funds’ prospectuses.
Shares of the A and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectuses.
An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.
The aggregate CDSCs paid to the distributor for the A Class shares in the fiscal year ended June 30, 2014, were:

Disciplined Growth	$165
Equity Growth	$4,855
Small Company	$700

The aggregate CDSCs paid to the distributor for the C Class shares in the fiscal year ended June 30, 2014, were:

Core Equity Plus	$40
Disciplined Growth	$2,468
Disciplined Growth Plus	$5
Equity Growth	$1,443
Equity Market Neutral	$727
Global Gold	$1,840
Income & Growth	$900
International Core Equity	$1
Small Company	$7
Strategic Inflation Opportunities	$4,827
Payments to Dealers
The funds’ distributor expects to pay dealer commissions to the financial intermediaries who sell A and/or C Class shares of the fund at the time of such sales. Payments for A Class shares are as follows:

Purchase Amount	Dealer Commission as a % of Offering Price
< $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%

No dealer commission will be paid on purchases by employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, C Class purchases and A Class purchases greater than $1,000,000 are subject to a CDSC as described in the prospectuses.

From time to time, the distributor may make additional concessions to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority. Such payments will not change the price paid by investors for shares of the funds.

Appendix C – Buying and Selling Fund Shares
Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.
Employer-Sponsored Retirement Plans
Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C and R Class shares. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.
Examples of employer-sponsored retirement plans include the following:

•	401(a) plans

•	pension plans

•	profit sharing plans

•	401(k) plans (including plans with a Roth 401(k) feature, SIMPLE 401(k) plans and Solo 401(k) plans)

•	money purchase plans

•	target benefit plans

•	Taft-Hartley multi-employer pension plans

•	SERP and “Top Hat” plans

•	ERISA trusts

•	employee benefit plans and trusts

•	employer-sponsored health plans

•	457 plans

•	KEOGH or HR(10) plans

•	employer-sponsored 403(b) plans (including plans with a Roth 403(b) feature)

•	nonqualified deferred compensation plans

•	nonqualified excess benefit plans

•	nonqualified retirement plans
Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. Business IRAs that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.
R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.
Waiver of Minimum Initial Investment Amounts — Institutional Class
A financial intermediary, upon receiving prior approval from American Century Investments may waive applicable minimum initial investment amounts per shareholder for Institutional Class shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•
Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor; and

•	Certain other situations deemed appropriate by American Century Investments.

Appendix D – Explanation of Fixed-Income Securities Ratings
As described in the prospectuses, the funds invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses and in this statement of additional information. The following is a summary of the rating categories referenced in the prospectus disclosure.

Ratings of Corporate Debt Securities
Standard & Poor’s Long-Term Issue Credit Ratings*
Category	Definition
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB;B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Category	Definition
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “g(hyb)”h indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Fitch Investors Service, Inc. Long-Term Ratings
Category	Definition
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Standard & Poor’s Corporate Short-Term Note Ratings
Category	Definition
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Global Short-Term Rating Scale
Category	Definition
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, Inc. Short-Term Ratings
Category	Definition
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Standard & Poor’s Municipal Short-Term Note Ratings
Category	Definition
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Moody’s US Municipal Short-Term Debt Ratings
Category	Definition
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligation Ratings
Category	Definition
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

NOTES

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-5447
CL-SAI-84577   1503

PART C OTHER INFORMATION
Item 28. Exhibits

(a)    (1)    Articles of Incorporation of American Century Quantitative Equity Funds, Inc., dated February 26, 2004 (filed electronically as Exhibit a to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant on March 1, 2004, File No. 33-19589, and incorporated herein by reference).

(2)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated April 22, 2004 (filed electronically as Exhibit a2 to Post-Effective Amendment No. 35 to the Registration Statement of the Registrant on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

(3)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated May 4, 2004 (filed electronically as Exhibit a3 to Post-Effective Amendment No. 38 to the Registration Statement of the Registrant on February 17, 2005, File No. 33-19589, and incorporated herein by reference).

(4)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated August 29, 2005 (filed electronically as Exhibit a4 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

(5)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated March 15, 2006 (filed electronically as Exhibit a5 to Post-Effective Amendment No. 44 to the Registration Statement of the Registrant on April 28, 2006, File No. 33-19589, and incorporated herein by reference).

(6)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated August 25, 2006 (filed electronically as Exhibit a6 to Post-Effective Amendment No. 45 to the Registration Statement of the Registrant on September 8, 2006, File No. 33-19589, and incorporated herein by reference).

(7)    Certificate of Correction of American Century Quantitative Equity Funds, Inc., dated October 19, 2006 (filed electronically as Exhibit a7 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on November 29, 2006, File No. 33-19589, and incorporated herein by reference).

(8)    Certificate of Correction of American Century Quantitative Equity Funds, Inc., dated November 10, 2006 (filed electronically as Exhibit 1(h) to the Registration Statement on Form N-14 of the Registrant on February 27, 2007, File No. 333-140913, and incorporated herein by reference).

(9)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated April 9, 2007 (filed electronically as Exhibit a8 to Post-Effective Amendment No. 47 to the Registration Statement of the Registrant on April 30, 2007, File No. 33-19589, and incorporated herein by reference).

(10)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated August 29, 2007 (filed electronically as Exhibit a9 to Post-Effective Amendment No. 49 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-19589, and incorporated herein by reference).

(11)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated September 10, 2007 (filed electronically as Exhibit a10 to Post-Effective Amendment No. 49 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-19589, and incorporated herein by reference).

(12)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated November 27, 2007 (filed electronically as Exhibit a12 to Post-Effective Amendment No. 50 to the Registration Statement of the Registrant on January 31, 2008, File No. 33-19589, and incorporated herein by reference).

(13)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated

November 27, 2007 (filed electronically as Exhibit a13 to Post-Effective Amendment No. 50 to the Registration Statement of the Registrant on January 31, 2008, File No. 33-19589, and incorporated herein by reference).

(14)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated June 2, 2008 (filed electronically as Exhibit a14 to Post-Effective Amendment No. 52 to the Registration Statement of the Registrant on October 28, 2008, File No. 33-19589, and incorporated herein by reference).

(15)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated March 26, 2009 (filed electronically as Exhibit a15 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on August 14, 2009, File No. 33-19589, and incorporated herein by reference).

(16)    Articles Supplementary of American Century Quantitative Equity Funds, Inc., dated December 23, 2009 (filed electronically as Exhibit a16 to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on January 8, 2010, File No. 33-19589, and incorporated herein by reference).

(17)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated February 16, 2010 (filed electronically as Exhibit a17 to Post-Effective Amendment No. 57 to the Registration Statement of the Registrant on March 31, 2010, File No. 33-19589, and incorporated herein by reference).

(18)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated October 4, 2010 (filed electronically as Exhibit a18 to Post-Effective Amendment No. 58 to the Registration Statement of the Registrant on October 28, 2010, File No. 33-19589, and incorporated herein by reference).

(19)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated September 7, 2011 (filed electronically as Exhibit a19 to Post-Effective Amendment No. 60 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(20)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated December 15, 2011 (filed electronically as Exhibit a20 to Post-Effective Amendment No. 62 to the Registration Statement of the Registrant on October 26, 2012, File No. 33-19589, and incorporated herein by reference).

(21)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated July 1, 2013 (filed electronically as Exhibit a21 to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on July 31, 2013, File No. 33-19589, and incorporated herein by reference).

(22)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated June 13, 2014 (filed electronically as Exhibit a22 to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on October 28, 2014, File No. 33-19589, and incorporated herein by reference).

(23)    Certificate of Correction to Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated July 9, 2014 (filed electronically as Exhibit a23 to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on October 28, 2014, File No. 33-19589, and incorporated herein by reference).

(24)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated December 10, 2014 (filed electronically as Exhibit a24 to Post-Effective Amendment No. 69 to the Registration Statement of the Registrant on December 22, 2014, File No. 33-19589, and incorporated herein by reference).

(25)    Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated December 18, 2014 (filed electronically as Exhibit a25 to Post-Effective Amendment No. 69 to the Registration Statement of the Registrant on December 22, 2014, File No. 33-19589, and incorporated herein by reference).

(b)    Amended and Restated Bylaws, dated December 18, 2012 (filed electronically as Exhibit b to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on July 31, 2013, File No. 33-19589, and incorporated herein by reference).

(c)    Registrant hereby incorporates by reference, as though set forth fully herein, the Fifth and Seventh declarations of the Registrant’s Articles of Incorporation, appearing as Exhibit (a) herein, and Sections 3 through 11 of the Registrant’s Bylaws, appearing as Exhibit (b) herein.

(d)    (1)    Restated Management Agreement with American Century Investment Management, Inc., effective as of August 1, 2011 (filed electronically as Exhibit d2 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on August 1, 2011, File No. 33-19589, and incorporated herein by reference).

(2)    Amendment No. 1 to Restated Management Agreement with American Century Investment Management, Inc., effective as of October 31, 2011 (filed electronically as Exhibit d2 to Post-Effective Amendment No. 60 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(3)    Amendment No. 2 to Restated Management Agreement with American Century Investment Management, Inc., effective as of March 19, 2015, is included herein.

(4)    Management Agreement with American Century Investment Management, Inc., effective as of October 31, 2013 (filed electronically as Exhibit d3 to Post-Effective Amendment No. 65 to the Registration Statement of the Registrant on October 28, 2013, File No. 33-19589, and incorporated herein by reference).

(e)    (1)    Amended and Restated Distribution Agreement with American Century Investment Services, Inc., effective October 31, 2013, (filed electronically as Exhibit e2 to Post-Effective Amendment No. 65 to the Registration Statement of the Registrant on October 28, 2013, File No. 33-19589, and incorporated herein by reference).

(2)    Amended and Restated Distribution Agreement with American Century Investment Services, Inc., effective as of March 19, 2015, is included herein.

(3)    Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 25 to the Registration Statement of American Century International Bond Funds on April 30, 2007, File No. 33-43321, and incorporated herein by reference).

(f)    Not Applicable.

(g)    (1)    Master Custodian Agreement with State Street Bank and Trust Company, made as of July 29, 2011 (filed electronically as Exhibit g2 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(2)    Notice of Additional Portfolios dated October 4, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 60 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(3)    Custody Fee Schedule with State Street Bank and Trust Company, dated as of July 29, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(4)    Notice of Additional Portfolios dated September 19, 2013, (filed electronically as Exhibit

g4 to Post-Effective Amendment No. 65 to the Registration Statement of the Registrant on October 28, 2013, File No. 33-19589, and incorporated herein by reference).

(5)     Notice of Additional Portfolios dated January 15, 2015, is included herein.

(6)    Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of August 1, 2011 (filed electronically as Exhibit g5 to Post-Effective Amendment No. 60 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(7)    Amendment to Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of October 31, 2011 (filed electronically as Exhibit g6 to Post-Effective Amendment No. 60 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(h)    Amended and Restated Transfer Agency Agreement between American Century Quantitative Equity Funds, Inc. and American Century Services, LLC, dated August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 49 to the Registration Statement of the Registrant on September 27, 2007, File No. 33-19589, and incorporated herein by reference).

(i)    Opinion and Consent of Counsel, dated March 18, 2015.

(j)    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated March 17, 2015.

(k)    Not Applicable.

(l)    Not Applicable.

(m)    (1)    Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class), effective as of October 31, 2013 (filed electronically as Exhibit m2 to Post-Effective Amendment No. 65 to the Registration Statement of the Registrant on October 28, 2013, File No. 33-19589, and incorporated herein by reference).

(2)    Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class), effective as of October 31, 2013 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 65 to the Registration Statement of the Registrant on October 28, 2013, File No. 33-19589, and incorporated herein by reference).

(3)    Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class), effective as of October 31, 2013, (filed electronically as Exhibit m6 to Post-Effective Amendment No. 65 to the Registration Statement of the Registrant on October 28, 2013, File No. 33-19589, and incorporated herein by reference).

(n)    Amended and Restated Multiple Class Plan, effective as of March 19, 2015, is included herein.

(o)    Reserved.

(p)    (1)    American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 48 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 29, 2010, File No. 2-82734, and incorporated herein by reference).

(2)    Independent Directors’ Code of Ethics amended February 28, 2000 (filed electronically as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration Statement of American Century Target Maturities Trust on November 30, 2004, File No. 2-94608, and incorporated herein by reference).

(q)    (1)    Power of Attorney, dated September 19, 2014, (filed electronically as Exhibit q1 to Post-Effective Amendment No. 66 to the Registration Statement of American Century Municipal Trust on September 26, 2014, File No. 002-91229, and incorporated herein by reference).

(2)    Secretary’s Certificate, dated September 22, 2014, (filed electronically as Exhibit q2 to Post-Effective Amendment No. 66 to the Registration Statement of American Century Municipal Trust on September 26, 2014, File No. 002-91229, and incorporated herein by reference).

Item 29. Persons Controlled by or Under Common Control with Registrant

The directors of the Registrant serve, in substantially identical capacities, eight registered investment companies in the American Century family of funds. In addition, the officers of the Registrant serve as officers for 15 registered investment companies in the American Century family of funds, each of which has American Century Investment Management, Inc. as its investment advisor. Nonetheless, the Registrant takes the position that it is not under common control with other American Century Investment companies because the power residing in the respective boards and officers arises as a result of an official position with the respective investment companies.

Item 30. Indemnification

The Registrant is a Maryland corporation. Under Maryland General Corporation Law, a corporation is permitted to indemnify its officers, directors, employees and agents to the extent provided in applicable statutes.

Article Ninth of Registrant’s Articles of Incorporation requires the indemnification of the Registrant’s directors and officers to the full extent permitted by Maryland General Corporation Law, the Investment Company Act of 1940 and all other applicable laws.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 31. Business and Other Connections of Investment Advisor

In addition to serving as the Registrant’s advisor, American Century Investment Management, Inc. (ACIM) provides portfolio management services for other investment companies as well as for other business and institutional clients. Except as listed below, none of the directors or officers of the advisor are or have been engaged in any business, profession, vocation or employment of a substantial nature, other than on behalf of the advisor and its affiliates, within the last two fiscal years.

Edward Boyle (Vice President of ACIM). Served as Portfolio Manager, FX Concepts, principal address is 3 Park Ave, New York, NY 10016, 2007 to 2013.

Vinod Chandrashekaran (Senior Vice President of ACIM). Served as Head of Risk Management-Quantitative Equity and Global Macro strategies, BlackRock/Barclays Global Investors, 400 Howard Street, San Francisco, CA 94005, 2003 to 2013.

Nathan Chaudoin (Vice President of ACIM). Served as Senior Emerging Market Debt Product Specialist, HSBC Global Asset Management, principal address is 453 Fifth Avenue, New York, NY 10018, 2011 to 2014.

Radu Gabudean (Vice President of ACIM). Served as Vice President of Quantitative Strategies, Barclays Capital, principal address is 745 7th Avenue, New York, NY 10019, 2010 to 2013.

James Gendelman (Vice President of ACIM) Served as Fund Co-Manager, Marsico Capital Management, LLC, principal address is 1200 17th St #1600, Denver, CO 80202, 2000 to 2014.

Margé Karner (Vice President of ACIM). Served as Principal Investment Officer, International Finance Corporation, principal address is 2121 Pennsylvania Avenue, NW, Washington, DC 20433, 2013 to 2014 and served as Senior Portfolio Manager, HSBC Global Asset Management, principal address is 453 Fifth Avenue, New York, NY 10018, 2010 to 2013.

Peruvemba Satish (Senior Vice President of ACIM). Served as Managing Director & Chief Risk Officer and Senior Managing Director of Performance Based Strategies, Allstate Investments, principal address is 3075 Sanders Road, Suite G5D, Northbrook, IL 60062, 2010 to 2014.

Victor Zhang (Co-Chief Investment Officer of ACIM). Served as President, Chief Investment Officer and Chairman of the Investment Committee, Wilshire Funds Management, principal address is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, 2006 to 2014.

The principal address for ACIM is 4500 Main Street, Kansas City, MO 64111.

Item 32. Principal Underwriters

I.    (a)    American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century Growth Funds, Inc.
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

b)    The following is a list of the directors, executive officers and partners of ACIS as of November 17, 2014:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Peter Cieszko	Director, President and Chief Executive Officer	none

Sheila Hartnett-Devlin	Director and Senior Vice President	none

Steven J. McClain	Director and Senior Vice President	none

Joe Schultz	Director and Senior Vice President	none

Joseph D’Agostino	Senior Vice President	none

Gary P. Kostuke	Senior Vice President	none

Richard T. Luchinsky	Senior Vice President	none

Michael J. Raddie	Senior Vice President	none

Elizabeth A. Young	Chief Privacy Officer, Senior AML Officer and Vice President	none

Ward D. Stauffer	Secretary	Secretary

Charles A. Etherington	Assistant Secretary and General Counsel	Senior Vice President and General Counsel

Brian L. Brogan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Otis H. Cowan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Janet A. Nash	Assistant Secretary	Assistant Vice President and Assistant Secretary

David H. Reinmiller	Assistant Secretary	Vice President

Ryan Ander	Vice President	none

Jennifer L. Barron	Vice President	none

Matthew R. Beck	Vice President	none

Stacey L. Belford	Vice President	none

Hayden S. Berk	Vice President	none

Stacy Bernstein	Vice President	none

Andrew M. Billingsley	Vice President	none

James D. Blythe	Vice President	none

Don Bonder	Vice President	none

James H. Breitenkamp	Vice President	none

Bruce W. Caldwell	Vice President	none

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant
Alan D. Chingren	Vice President	none

William Collins	Vice President	none

Chatten Cowherd	Vice President	none

D. Alan Critchell, Jr.	Vice President	none

Terry Daugherty	Vice President	none

Ellen DeNicola	Vice President	none

Christopher J. DeSimone	Vice President	none

David P. Donovan	Vice President	none

Ryan C. Dreier	Vice President	none

Joseph G. Eck	Vice President	none

Kevin G. Eknaian	Vice President	none

Jill A. Farrell	Vice President	none

William D. Ford	Vice President	none

Michael C. Galkoski	Vice President	none

Diane Gallagher	Vice President	none

Gregory O. Garvin	Vice President	none

Wendy Goodyear	Vice President	none

John (Jay) L. Green	Vice President	none

Scott A. Grouten	Vice President	none

Timothy R. Guay	Vice President	none

Steven Hanson	Vice President	none

Marni B. Harp	Vice President	none

Brett G. Hart	Vice President	none

Mark Hebeka	Vice President	none

Stacey L. Hoffman	Vice President	none

B.D. Horton	Vice President	none

Robert O. Houston	Vice President	none

Terence M. Huddle	Vice President	none

Matthew P. Huss	Vice President	none

Jennifer Ison	Vice President	none

Christopher T. Jackson	Vice President	none

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Michael A. Jackson	Vice President	none

Cindy A. Johnson	Vice President	none

Phillip J. Joyce	Vice President	none

Wesley S. Kabance	Vice President	none

Aysun Kilic	Vice President	none

Matthew S. Kives	Vice President	none

Matthew Kobata	Vice President	none

Greg Koleno	Vice President	none

William L. Kreiling	Vice President	none

Jack R. Kulpa	Vice President	none

John A. Leis	Vice President	none

Edward Lettieri	Vice President	none

Dennis Logan	Vice President	none

Thomas C. McCarthy	Vice President	none

Jeff McCroy	Vice President	none

Joseph P. McGivney, Jr.	Vice President	none

Peter J. McHugh	Vice President	none

Christopher M. Monachino	Vice President	none

Debra K. Morris	Vice President	none

Sandra K. Morris	Vice President	none

Susan M. Morris	Vice President	none

David M. Murphy	Vice President	none

Kelly A. Ness	Vice President	none

John E. O’Connor	Vice President	none

Patrick J. Palmer	Vice President	none

Christy A. Poe	Vice President	none

William Rader	Vice President	none

Douglas K. Reber	Vice President	none

Cheryl Redline	Vice President and Treasurer	none

Daniel J. Roderigues	Vice President	none

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant
Gerald M. Rossi	Vice President	none

Brett A. Round	Vice President	none

Keith Seidman	Vice President	none

Tracey L. Shank	Vice President	none

Amy D. Shelton	Vice President and Chief Compliance Officer	none

Daniel E. Shepard	Vice President	none

Steven Silverman	Vice President	none

Robert Timothy Stidham	Vice President	none

Michael W. Suess	Vice President	none

Michael T. Sullivan	Vice President	none

Stephen C. Thune	Vice President	none

Tina Ussery-Franklin	Vice President	none

Benjamin M. Williams	Vice President	none

Noah Wimmer	Vice President	none

J. Mitch Wurzer	Vice President	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

c)    Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of American Century Investment Management, Inc., 4500 Main Street, Kansas City, MO 64111, 666 Third Avenue, 23rd Floor, New York, NY 10017, 2121 Rosecrans, Suite 4345, El Segundo, CA 90245 and 1665 Charleston Road, Mountain View, CA 94043; American Century Services, LLC, 4500 Main Street, Kansas City, MO 64111; JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245; and State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Item 34. Management Services - Not Applicable

Item 35. Undertakings - Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement amendment pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 18th day of March, 2015.

American Century Quantitative Equity Funds, Inc.
(Registrant)
By: * Jonathan S. Thomas President
 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

* _________________________________ Jonathan S. Thomas	President and Director	March 18, 2015

* _________________________________ C. Jean Wade	Vice President, Treasurer and Chief Financial Officer	March 18, 2015

* _________________________________ Tanya S. Beder	Director	March 18, 2015

* _________________________________ Jeremy I. Bulow	Director	March 18, 2015

* _________________________________ Ronald J. Gilson	Chairman of the Board and Director	March 18, 2015

* _________________________________ Frederick L.A. Grauer	Director	March 18, 2015

* _________________________________ Peter F. Pervere	Director	March 18, 2015

* _________________________________ John B. Shoven	Director	March 18, 2015
*By: /s/ Ashley Bergus Ashley Bergus Attorney in Fact (pursuant to Power of Attorney dated September 19, 2014)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

EXHIBIT (d) (3)	Amendment No. 2 to Restated Management Agreement, effective as of March 19, 2015.

EXHIBIT (e) (2)	Amended and Restated Distribution Agreement, effective as of March 19, 2015.

EXHIBIT (g)(5)	Notice of Additional Portfolios, dated January 15, 2015.

EXHIBIT (i)	Opinion and Consent of Counsel, dated March 18, 2015.

EXHIBIT (j)	Consent of PricewaterhouseCooper, dated March 17, 2015.

EXHIBIT (n)	Amended and Restated Multiple Class Plan of American Century Quantitative Equity Funds, Inc., effective as of March 19, 2015.